[BANC OF AMERICA SECURITIES LOGO]



--------------------------------------------------------------------------------


RMBS NEW ISSUE TERM SHEET

$645,119,000 CERTIFICATES (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
Offered Classes: A-1, A-2, AIO, AIO-INV, M-1, M-2, M-3, M-4, M-5 & M-6

ASSET BACKED FUNDING CORPORATION
Depositor

OPTION ONE MORTGAGE CORPORATION
Originator and Master Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager

SEPTEMBER 4, 2002





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Expected          Expected
                Expected                             Expected          Principal      Last Scheduled
                Approx.      Interest    Principal   WAL (yrs)        Window (mos)      Distribution
Class           Size (1)       Type         Type     CALL/MAT           CALL/MAT          Date (5)            Expected Ratings
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            MOODYS    S&P     FITCH
------------------------------------------------------------------------------------------------------------------------------------
A-1           399,715,000    Floating         SEN     2.44 / 2.62       1-75 / 1-166         07/25/16         Aaa     AAA      AAA
A-2 (2)       130,788,000    Variable         SEN     1.57 / 1.57        1-24 / 1-24         09/25/04         Aaa     AAA      AAA
AIO (3)         Notional     Step Fxd          IO     2.50 / 2.50      30-30 / 30-30         03/25/05         Aaa     AAA      AAA
AIO-INV (3)     Notional     Floating        INV IO   2.83 / 3.08       1-75 / 1-358         07/25/32         Aaa     AAA      AAA
M-1            42,571,000    Floating         MEZ     4.50 / 4.92     40-75 / 40-136         01/25/14         Aa2     AA       AA+
M-2            13,099,000    Floating         MEZ     4.45 / 4.84     39-75 / 39-123         12/25/12         Aa3     AA-      AA
M-3            24,562,000    Floating         MEZ     4.43 / 4.78     38-75 / 38-118         07/25/12          A2      A        A+
M-4            19,648,000    Floating         MEZ     4.41 / 4.67     37-75 / 37-105         06/25/11         Baa1    BBB       A-
M-5             9,824,000    Floating         MEZ     4.39 / 4.48      37-75 / 37-87         12/25/09         Baa2    BBB-     BBB+
M-6             4,912,000    Floating         MEZ     4.23 / 4.23      37-72 / 37-72         09/25/08         Baa3    BB+      BBB-
------------------------------------------------------------------------------------------------------------------------------------
B (4)           6,550,000     Fixed           SUB     3.60 / 3.60       37-60 / 37-60        09/25/07         Ba1     BB+      BB+
------------------------------------------------------------------------------------------------------------------------------------


(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Class A-2 Certificates are subject to and shown to the Mandatory Auction Call (as described herein).

(3)  Notional Schedules
     and coupons described on page 3.

(4)  The Class B Certificates will not be offered hereby.

(5) The Expected Last Scheduled Distribution Date is the date the Certificate is paid in full assuming the Prepayment Assumption to Maturity.



--------------------------------------------------------------------------------
STRUCTURE:
---------

(1) The Class A-1 and Class AIO-INV Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class AIO, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B Certificates are backed by the cash flows from both the Group I Mortgage Loans and the Group II Mortgage Loans.


(2) The margin on the Class A-1 Certificates will double and the margins on the Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will equal 1.5x their original margins after the Optional Termination Date.


(3) The Offered Certificates and the Class B Certificates will be subject to a Net WAC Rate as described herein.

(4) The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B are not expected to receive principal payments prior to the Stepdown Date.

(5) The Class A-2 Certificates have a fixed rate coupon (the "Class A-2 Initial Fixed Coupon") for the first 24 months. The certificates are auctioned 5 business days prior to, and called, on the distribution date in 9/04.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------

ADJUSTABLE-RATE          100% ARM PPC
MORTGAGE  LOANS
                         100% ARM PPC assumes that prepayments start at
                         4% CPR in month one, increase by approximately 1.348%
                         each month to 35% CPR in month twenty-four, and remain
                         at 35% CPR thereafter.
--------------------------------------------------------------------------------
FIXED-RATE               115% FRM PPC
MORTGAGE LOANS
                         100% FRM PPC assumes that prepayments start at 4% CPR
                         in month one, increase by approximately 1.455% each
                         month to 20% CPR in month twelve, and remain at 20%
                         CPR thereafter.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             CLASS AIO DESCRIPTION
--------------------------------------------------------------------------------
The notional amount of the Class AIO Certificates is equal to the lesser of (i) the aggregate principal balance of the Mortgage Loans and (ii) the following schedule:

           MONTH            COUPON          CLASS AIO NOTIONAL AMOUNT
           -----            ------          -------------------------
           1-10              6.00%                 65,494,000
           11-20             4.50%                 65,494,000
           21-30             2.50%                 65,494,000
            31+              0.00%                      0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            CLASS AIO-INV DESCRIPTION
--------------------------------------------------------------------------------
The notional amount of the Class AIO-INV Certificates is equal to the aggregate principal balance of the Group I Mortgage Loans. The Class AIO-INV Certificates will pay a coupon equal to the greater of (i) 1.75% minus 1 Month LIBOR and (ii) 0.00%.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE                Tel:  (704) 388-1597
--------------------------                Fax:  (704) 335-5904

Chris Hentemann                           chris.c.hentemann@bankofamerica.com
Rob Karr                                  robert.h.karr@bankofamerica.com
David Nagle                               david.w.nagle@bankofamerica.com
Jeff Willoughby                           jeff.t.willoughby@bankofamerica.com


GLOBAL ABS GROUP                          Fax:  (704) 388-9668 (Fax)
----------------                          Tel: (704) 387-0998
Mary Rapoport                             mary.rapoport@bankofamerica.com

Jeff Hare                                 Tel:  (704) 388-6840
                                          jeff.hare@bankofamerica.com

Scott Shultz                              Tel:  (704) 387-6040
                                          scott.m.shultz@bankofamerica.com

Jorge Panduro                             Tel: (704) 386-0902
                                          jorge.a.panduro@bankofamerica.com

RATING AGENCIES

Joseph Grohotolski - Moody's              (212) 553-4619
Scott Seewald - Fitch                     (212) 908-0838
Kanika Bansal - S&P                       (212) 438-1292
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TITLE OF SECURITIES:         Asset Backed Funding Corporation
                             Asset Backed Certificates, Series 2002-OPT1

OFFERED CERTIFICATES:        The Class A-1 and Class A-2 Certificates (together,
                             the "Class A Certificates"), the Class AIO and
                             Class AIO-INV Certificates (together the "Class IO
                             Certificates") and the Class M-1, Class M-2, Class
                             M-3, Class M-4, Class M-5 and Class M-6
                             Certificates (together the "Mezzanine
                             Certificates").

NON-OFFERED CERTIFICATES:    The Class B Certificates

OFFERING TYPE:               All the Offered Certificates will be offered
                             publicly pursuant to a Prospectus

DEPOSITOR:                   Asset Backed Funding Corporation

ORIGINATOR AND MASTER        Option One Mortgage Corporation
SERVICER:

TRUSTEE, CUSTODIAN, AND      Wells Fargo Bank Minnesota, N.A.
AUCTION ADMINISTRATOR:

CREDIT RISK MANAGER:         The Murrayhill Company

LEAD MANAGER AND BOOKRUNNER: Banc of America Securities LLC

CO-MANAGERS:                 Countrywide Securities Corporation and Greenwich
                             Capital Markets

CLOSING DATE:                On or about September 26, 2002

TAX STATUS:                  The Offered Certificates will be designated as
                             regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY:           The Class A-1, Class A-2, Class AIO, Class AIO-INV,
                             Class M-1, Class M-2, Class M-3, Class M-4, Class
                             M-5 and Class M-6 Certificates are expected to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories. In addition, a fiduciary of any employee benefit plan subject to ERISA or Section
                             4975 of the Code owning a beneficial interest in the Class A-2 Certificates on or before the Auction
                             Distribution Date will be deemed to represent that at least one of the "Investor Based Exemptions" applies. A fiduciary of any employee benefit plan subject to ERISA or Section 4975 of the Code should carefully review with its legal advisors whether the purchase of the Offered Certificates could give rise to a prohibited transaction.

SMMEA ELIGIBILITY:           The Class A-1, Class A-2, Class AIO, Class AIO-INV,
                             Class M-1 and Class M-2 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The remaining certificates will NOT be SMMEA eligible.

DISTRIBUTION DATES:          The 25th of each month, or if such day is not a
                             business day, the next succeeding business day, beginning in October 2002.

ACCRUED INTEREST:            The price to be paid by investors for the Offered
                             Certificates (other than the Class A-2 and Class IO
                             Certificates) will not include accrued interest
                             (settle flat). The price to be paid by investors for the Class A-2, Class IO and Class B
                             Certificates will include accrued interest from September 1, 2002 up to, but not including, the Closing Date (25 days).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

DAY COUNT:                   With respect to the Offered Certificates (other
                             than the Class A-2 and Class IO Certificates),
                             Actual/360 and with respect to the Class A-2, Class
                             IO, and Class B Certificates, 30/360.

PAYMENT DELAY:               With respect to the Offered Certificates (other
                             than the Class A-2 and Class IO Certificates), 0 days and with respect to the Class A-2, Class IO, and Class B Certificates, 24 days.

SERVICING FEE:               Approximately 0.50% per annum on the aggregate
                             principal balance of the Mortgage Loans.

TRUSTEE FEE:                 Approximately 0.008% per annum on the aggregate
                             principal balance of the Mortgage Loans.

CREDIT RISK MANAGER FEE:     Approximately 0.0175% per annum on the aggregate
                             principal balance of the Mortgage Loans.

STATISTICAL CALCULATION      August 1, 2002
DATE:

CUT-OFF DATE:                For each Mortgage Loan in the mortgage pool on the
                             Closing Date, the close of business on September 1, 2002.

MORTGAGE LOANS:              As of the Statistical Cut-off Date, the aggregate
                             principal balance of the Mortgage Loans was approximately $654,943,849, of which: (i) approximately $493,476,230 consisted of a pool of conforming balance fixed-rate and adjustable-rate
                             Mortgage Loans (the "Group I Mortgage Loans") and
                             (ii) approximately $161,467,619 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate mortgage loans (the "Group II
                             Mortgage Loans" and together with the Group I
                             Mortgage Loans, the "Mortgage Loans"). See the attached collateral descriptions for additional information on the Mortgage Loans.

CONVERTIBLE MORTGAGE LOANS:  Approximately 3.03% of the Group I Mortgage Loans
                             and approximately 1.17% of the Group II Mortgage Loans are, at the borrower's option, subject to conversion during a certain period into fixed-rate Mortgage Loans (the "Convertible Mortgage Loans") at a rate not to exceed 600 basis points over the Fannie Mae rate for thirty-year fixed-rate mortgage loans at such date, only if certain conditions are met. Such conditions include: (a) the borrower has made timely payments on the Mortgage Loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the appraised value of the property has not declined since the origination date of the original loan; and (d) the borrower meets the Master Servicer's property and credit standards. If a borrower exercises his or her right to convert the adjustable rate on a Convertible Mortgage Loan to a fixed rate, no party will have any obligation to repurchase such Convertible Mortgage Loan.

MANDATORY AUCTION CALL:      Five  business  days prior to the  Distribution
                             Date in September 2004 (such date, the "Auction
                             Distribution Date"), the Auction Administrator will auction the Class A-2 Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to the holders of the Class A-2 Certificates on the Auction Distribution Date. These holders will be obligated to tender their Certificates to the Auction Administrator.

                             The Swap Counterparty, pursuant to a Par Price Payment Agreement swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price or receive the positive excess, if any, of the Auction Price over the Par Price.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

SWAP COUNTERPARTY:           Bank of America, N.A. ("BANA")

                             The long-term debt obligations of BANA are rated "AA-" by S&P, "AA" by Fitch and "Aa1" by Moody's.

AUCTION PRICE:               The price at which the Auction Administrator sells
                             the Class A-2 Certificates to the third-party investors.

PAR PRICE:                   With respect to the Class A-2 Certificates, the sum
                             of (i) the principal balance of such Certificates, after reducing the principal balance by the related principal distributions and losses, if any, on the Auction Distribution Date and (ii) accrued interest on such certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction
                             Distribution Date.

OPTIONAL TERMINATION DATE:   The first Distribution Date on which the aggregate
                             principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date ("Cut-Off
                             Date Principal Balance").

MONTHLY MASTER SERVICER      The Master Servicer will be obligated to advance
ADVANCES:                    its own funds in an  amount  equal to the aggregate
                             of all payments of principal and interest (net of Servicing Fees) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds. The Master
                             Servicer will not make any advances of principal or interest with respect to REO properties.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
CREDIT ENHANCEMENT:          Credit  enhancement for the structure is provided
                             by Excess Cashflow, overcollateralization, and subordination.

                             CERTIFICATE CREDIT ENHANCEMENT
                             ------------------------------

                             (1) The Class A Certificates are enhanced by Excess Cashflow, as well as by the subordination of the Mezzanine Certificates and the Class B Certificates and the Overcollateralization Amount, together approximately 19.00% of the Cut-off Date Principal Balance.

                             (2) The Class M-1 Certificates are enhanced by Excess Cashflow, as well as by subordinate certificates and the Overcollateralization Amount, together approximately 12.50% of the Cut-off Date Principal Balance.

                             (3) The Class M-2 Certificates are enhanced by Excess Cashflow, as well as by subordinate certificates and the Overcollateralization Amount, together approximately 10.50% of the Cut-off Date Principal Balance.

                             (4) The Class M-3 Certificates are enhanced by Excess Cashflow, as well as by subordinate certificates and the Overcollateralization Amount, together approximately 6.75% of the Cut-off Date Principal Balance.

                             (5) The Class M-4 Certificates are enhanced by Excess Cashflow, as well as by subordinate certificates and the Overcollateralization Amount, together approximately 3.75% of the Cut-off Date Principal Balance.

                             (6) The Class M-5 Certificates are enhanced by Excess Cashflow, as well as by subordinate certificates and the Overcollateralization Amount, together approximately 2.25% of the Cut-off Date Principal Balance.

                             (7) The Class M-6 Certificates are enhanced by Excess Cashflow, as well as by subordinate certificates and the Overcollateralization Amount, together approximately 1.50% of the Cut-off Date Principal Balance.

                             (8) The Class B Certificates are enhanced by Excess Cashflow and the Overcollateralization Amount, by itself approximately 0.50% of the Cut-off Date Principal Balance.

EXPECTED                     The Overcollateralization Target Amount is
OVERCOLLATERALIZATION        approximately 0.50% of the Cut-off Date Principal
TARGET AMOUNT:               Balance.

EXPECTED CREDIT SUPPORT
PERCENTAGE:

                                            Initial            After
                              Class     Credit Support    Stepdown Support
                              -----     --------------    ----------------
                                A           19.00%           38.00%
                               M-1          12.50%           25.00%
                               M-2          10.50%           21.00%
                               M-3           6.75%           13.50%
                               M-4           3.75%            7.50%
                               M-5           2.25%            4.50%
                               M-6           1.50%            3.00%
                                B            0.50%            1.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


OVERCOLLATERALIZATION        The Overcollateralization Amount is equal to the
AMOUNT:                      excess of the aggregate principal balance of the
                             Mortgage Loans over the aggregate principal balance of the Offered Certificates (other than the Class
                             IO Certificates) and the Class B Certificates. On the Closing Date, the Overcollateralization Amount is expected to equal the Overcollateralization
                             Target Amount. To the extent the
                             Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess
                             Cashflow will be directed to build the
                             Overcollateralization Amount until the
                             Overcollateralization Target Amount is reached.

OVERCOLLATERALIZATION        The Overcollateralization Release Amount means,
RELEASE AMOUNT:              with respect to any  Distribution Date on or after
                             the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization Amount for such Distribution
                             Date (assuming that 100% of the aggregate Principal
                             Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such
                             Distribution Date.

OVERCOLLATERALIZATION        As of any Distribution Date, the
DEFICIENCY AMOUNT:           Overcollateralization Deficiency Amount is the
                             excess, if any, of (a) the Overcollateralization
                             Target Amount for such Distribution Date over (b) the Overcollateralization Amount for such
                             Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Remittance
                             Amount (but not the Extra Principal Distribution
                             Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution
                             Date.

AVAILABLE FUNDS:             Available Funds will be equal to the sum of the
                             following amounts with respect to the Mortgage
                             Loans, net of amounts reimbursable therefrom to the Master Servicer or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due Date and received by the Trustee one business day prior to the Distribution
                             Date, after deduction of the Trustee Fee for such Distribution Date, the Servicing Fee for such
                             Distribution Date, the Credit Risk Manager Fee for such Distribution Date, and any accrued and unpaid
                             Servicing Fees, Trustee Fees, and Credit Risk
                             Manager Fees in respect of any prior Distribution
                             Dates (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, Insurance
                             Proceeds, Net Liquidation Proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related
                             Prepayment Period, excluding prepayment charges,
                             (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination Price and
                             (iv) payments from the Master Servicer in connection with Advances and Prepayment Interest
                             Shortfalls for such Distribution Date.

EXCESS CASHFLOW:             For the Offered Certificates and the Class B
                             Certificates and for each Distribution Date is equal to the sum of (x) any Overcollateralization
                             Release Amount and (y) the excess of the Available
                             Funds over the sum of (i) the interest paid on the Offered Certificates and the Class B Certificates and (ii) the Principal Remittance Amount.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


STEPDOWN DATE:               The earlier to occur of (i) the Distribution Date
                             on which the principal balance of the Class A
                             Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in October 2005 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 38.00%. The Credit Enhancement
                             Percentage is obtained by dividing (x) the aggregate Certificate Principal Balance of the Mezzanine Certificates, Class B Certificates, and the Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

TRIGGER EVENT:               A Trigger Event exists with respect to any
                             Distribution Date on or after the Stepdown Date (i) if the 60+ day delinquency percentage (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 45% of the senior enhancement percentage or
                             (ii) if the Cumulative Realized Loss Percentage exceeds the values defined below for such Distribution Date:

                                                                 CUMULATIVE
                                    DISTRIBUTION               REALIZED LOSS
                                        DATES                    PERCENTAGE
                             ----------------------------      ---------------
                            October 2005 - September 2006            3.00%
                            October 2006 - September 2007            4.00%
                            October 2007 - September 2008            4.75%
                            October 2008 - September 2009            5.25%
                            October 2009 and after                   5.50%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates, other than the Class A-2 and Class IO Certificates, for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the Class A-2 Certificates for the first 24 Distribution Dates will be the lesser of (x) the Class A-2 Initial Fixed Coupon and (y) the related Net WAC Rate for such Distribution Date and for each Distribution Date afterwards will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the Class B Certificates for any Distribution Date will be the lesser of (x) the certificate coupon for such Distribution Date and
(y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rates for the Class IO Certificates are described on page 3.

FORMULA RATE:

The Formula Rate is the lesser of:

    (i) the sum of (a) LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

    (ii)  the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A-1 Certificates will be 2 times the related certificate margin, and for the Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

ADJUSTED NET MORTGAGE      The Adjusted Net Mortgage Rate for each Mortgage Loan
RATE:                      is equal to the mortgage interest rate less the sum
                           of (i) the Servicing Fee Rate, (ii) the Trustee Fee
                           Rate and (iii) the Credit Risk Manager Fee Rate.

ADJUSTED NET MAXIMUM       The Adjusted Net Maximum Mortgage Rate for each
MORTGAGE RATE:             Mortgage Loan is equal to the maximum mortgage
                           interest rate (or the mortgage interest rate in the case of any Fixed Rate Mortgage Loan) less the sum of
                           (i) the Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) the Credit Risk Manager Fee Rate.

MAXIMUM CAP RATE:

The Maximum Cap Rate is equal to (subject to an adjustment based on the actual number of days in the accrual period as it relates to the Offered Certificates, other than the Class A-2 and Class IO Certificates) the weighted average of the Adjusted Net Maximum Mortgage Rate on each Mortgage Loan, less, for the first 30 Distribution Dates, the Pass-Through Rate for the Class AIO Certificates adjusted by a fraction the numerator of which is the notional balance of the Class AIO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans.

NET WAC RATE:

The Offered Certificates, other than the Class IO Certificates, as well as the Class B Certificates will be subject to a Net WAC Pass-Through Rate (subject to an adjustment based on the actual number of days in the accrual period as it relates to the Offered Certificates, other than the Class A-2 Certificates) equal to (i) the weighted average of the Adjusted Net Mortgage Rates less, for the first 30 Distribution Dates, (ii) the Pass-Through Rate for the Class AIO Certificates adjusted by a fraction the numerator of which is the notional balance of the Class AIO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


GROUP I YIELD MAINTENANCE AMOUNT:

In order to mitigate the effect of the Net WAC Rate, on the Closing Date, the Trustee will enter into a Group I Yield Maintenance Agreement with [Bank of America, N.A.] (the "Counterparty") for the benefit of the Class A-1 Certificates, the Mezzanine Certificates, and the Class B Certificates. The notional balance of the Group I Yield Maintenance Agreement will be based upon the aggregate principal balance of the Group I Mortgage Loans amortized at [105%] of ARM PPC and [120.75%] of FRM PPC. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds [7.40%]. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [9.25%]. The Group I Yield Maintenance Agreement will terminate after the Distribution Date in July 2004.

NET WAC RATE CARRYOVER AMOUNT:

If, on any Distribution Date the Pass-Through Rate for the Offered Certificates or the Class B Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of
(a) the amount of interest that would have accrued on such class based on the related Formula Rate, or the related fixed rate in the case of the Class A-2 Certificates before the Mandatory Auction Date, and the Class B Certificates, over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate, or at the related fixed rate in the case of the Class A-2, if before the Mandatory Auction Date, and the Class B Certificates. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class A-1, Class AIO, and Class AIO-INV Certificates, pro rata, the Accrued Certificate Interest or the Group I Class AIO Accrued Certificate Interest, as applicable, for such Distribution Date;

(ii) concurrently, to the holders of the Class A-1, Class AIO, and Class AIO-INV Certificates, pro rata, the Unpaid Interest Shortfall Amounts for such certificates or the Group I Class AIO Unpaid Interest Shortfall Amounts, as applicable, for such Distribution Date; and

(iii) concurrently, to the holders of the Class A-2 Certificates and Class AIO Certificates, pro rata, the remaining Accrued Certificate Interest and then the remaining related Unpaid Interest Shortfall Amounts, if any, for each class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.


II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) Concurrently, to the holders of the Class A-2 and Class AIO Certificates, pro rata, the Accrued Certificate Interest or the Group II Class AIO Accrued Certificate Interest, as applicable, for such Distribution Date;

(ii) Concurrently, to the holders of the Class A-2 and Class AIO Certificates, pro rata, the Unpaid Interest Shortfall Amounts for such certificate or the Group II Class AIO Unpaid Interest Shortfall Amounts, as applicable, for such Distribution Date; and

(iii) concurrently, to the holders of the Class A-1, Class AIO, and AIO-INV Certificates, pro rata, the remaining Accrued Certificate Interest and then the remaining Unpaid Interest Shortfall Amounts, if any, for each class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.


III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and the Group II Interest Remittance Amount remaining undistributed for such Distribution
      Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class B Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(viii)  any remainder as described under "Excess Cashflow Distribution."


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
I. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) below.


II. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, to the extent not distributed pursuant to I(i) above.


III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the Certificate Principal Balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates until the Certificate Principal Balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates until the Certificate Principal Balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates until the Certificate Principal Balance thereof is reduced to zero;

(v) to the Class M-5 Certificates until the Certificate Principal Balance thereof is reduced to zero;

(vi) to the Class M-6 Certificates until the Certificate Principal Balance thereof is reduced to zero; and

(vii) to the Class B Certificates until the Certificate Principal Balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


IV. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-1 Certificates, the Class A-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, the Class A-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, to the extent not distributed pursuant to V(i) below.


V. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, the Class A-2 Principal Distribution Amount until the Certificate Principal Balances thereof has been reduced to zero; and

(ii) to the holders of the Class A-1 Certificates, the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, to the extent not distributed pursuant to IV(i) above.


VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after IV and V above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

(vii) to the Class B Certificates, the Class B Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

    (i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

    (ii)    to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

    (iii)   to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

    (i)     to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

    (ii)    to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

    (iii)   to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

    (iv)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

    (v)     to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

    (vi)    to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

    (vii)   to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

    (viii)  to the Class M-5 Certificates, any Allocated Realized Loss Amount

    (ix)    to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

    (x)     to the Class M-6 Certificates, any Allocated Realized Loss Amount

    (xi)    to the Class B Certificates, any Unpaid Interest Shortfall Amount;

    (xii)   to the Class B Certificates, any Allocated Realized Loss Amounts;

    (xiii) to the Excess Reserve Fund Account, an amount equal to the excess, if any, of the Net WAC Rate Carryover Amounts, over the sum of any funds on deposit in the Excess Reserve Fund Account and any payments received by the Trustee under the Group I Yield Maintenance Agreement.

    (xiv) from funds on deposit in the Excess Reserve Fund Account, an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A-1, Mezzanine and Class B Certificates to such Certificates in the same order and priority in which Accrued Certificate Interest is allocated; and

    (xv)    any remaining amounts to Certificates which are not offered.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   DEFINITIONS

ACCRUED CERTIFICATE       Accrued Certificate Interest for each Class of Offered
INTEREST:                 Certificates and the Class B Certificates and for each
                          Distribution Date means an amount equal to the interest accrued during the related Interest Accrual
                          Period on the Certificate Principal Balance of such class of Certificates, minus each class's Interest
                          Percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

GROUP I CLASS AIO         The Group I Class AIO Accrued Certificate Interest for
ACCRUED CERTIFICATE       the Class AIO Certificates and each  Distribution Date
INTEREST:                 means an amount equal to (i) the interest accrued
                          during the related Interest Accrual Period on the Class AIO Notional Amount, minus such class's Interest
                          Percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date multiplied by (ii) a fraction, the numerator of which is the balance of the Class A-1 Certificates and the denominator of which is the sum of the balances of the Class A-1 and Class A-2 Certificates.

GROUP II CLASS AIO        The Group II Class AIO Accrued Certificate Interest
ACCRUED CERTIFICATE       for the Class AIO Certificates and each Distribution
INTEREST:                 Date means an amount equal to (i) the interest accrued
                          during the related Interest Accrual Period on the Class AIO Notional Amount, minus such class's Interest
                          Percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date multiplied by (ii) a fraction, the numerator of which is the balance of the Class A-2 Certificates and the denominator of which is the sum of the balances of the Class A-1 and Class A-2 Certificates.

UNPAID INTEREST           The Unpaid Interest Shortfall Amount means (i) for
SHORTFALL AMOUNT:         each class of Offered Certificates and the Class B
                          Certificates and the first Distribution Date, zero, and (ii) with respect to each class of Offered
                          Certificates and the Class B Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) current interest for such class for the immediately preceding Distribution Date and (2) the outstanding
                          Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding
                          Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related
                          Interest Accrual Period.

GROUP I CLASS AIO UNPAID  The Group I Class AIO Unpaid Interest Shortfall Amount
INTEREST SHORTFALL        means for the Class AIO Certificates and any
AMOUNT:                   Distribution Date, the product of (i) the sum of (a)
                          the excess, if any, of the Accrued Certificate
                          Interest and any Unpaid Interest Shortfall Amount for such class for the prior Distribution Date, over the amount in respect of interest actually distributed on such class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through
                          Rate, on the basis of 360-day year consisting of twelve 30-day months multiplied by (ii) a fraction, the numerator of which is the Accrued Certificate
                          Interest for the Class A-1 Certificates and the denominator of which is the sum of the Accrued
                          Certificate Interest for the Class A-1 and Class A-2
                          Certificates.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


GROUP II CLASS AIO        The Group II Class AIO Unpaid Interest Shortfall
UNPAID INTEREST           Amount means for the Class AIO Certificates and any
SHORTFALL AMOUNT:         Distribution Date, the product of (i) the sum of (a)
                          the excess, if any, of the Accrued Certificate
                          Interest and any Unpaid Interest Shortfall Amount for such class for the prior Distribution Date, over the amount in respect of interest actually distributed on such class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through
                          Rate, on the basis of 360-day year consisting of twelve 30-day months multiplied by (ii) a fraction, the numerator of which is Accrued Certificate Interest for the Class A-2 Certificates and the denominator of which is the sum of the Accrued Certificate Interest for the Class A-1 and Class A-2 Certificates

ALLOCATED REALIZED LOSS   An Allocated Realized Loss Amount with respect to any
AMOUNT:                   class of the Mezzanine Certificates or the Class B
                          Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

REALIZED LOSSES:          A Realized Loss is (i) as to any Mortgage Loan that is
                          liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) any valuation by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loans and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                          All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class B Certificates, fourth to the Class M-6 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate or Class B Certificate on any Distribution Date will be made by reducing the Certificate Principal Balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates or to the Class IO Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled or enough interest on the Mortgage Loans to pay the Class IO Certificates all interest amounts to which such Certificates are then entitled.

CLASS A-1 ALLOCATION      The Class A-1 Allocation Percentage for any
PERCENTAGE:               Distribution Date is the percentage equivalent of a
                          fraction, the numerator of which is (i) the Group I
                          Principal Remittance Amount for such Distribution
                          Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution
                          Date.

CLASS A-2 ALLOCATION      The Class A-2 Allocation Percentage for any
PERCENTAGE:               Distribution Date is the percentage equivalent of a
                          fraction, the numerator of which is (i) the Group II
                          Principal Remittance Amount for such Distribution
                          Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution
                          Date.

GROUP I BASIC PRINCIPAL   The Group I Basic Principal  Distribution Amount means
DISTRIBUTION AMOUNT:      with respect to any  Distribution Date the excess of
                          (i) the Group I Principal Remittance Amount for such
                          Distribution Date over (ii) the product of (a) the Overcollateralization Release Amount, if any, for such Distribution Date and (b) the Class A-1 Allocation
                          Percentage.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


GROUP I INTEREST          The Group I Interest Remittance Amount with respect to
REMITTANCE AMOUNT:        any Distribution  Date is that portion of the
                          Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

GROUP I PRINCIPAL         The Group I Principal Distribution Amount with respect
DISTRIBUTION AMOUNT:      to any  Distribution Date is the sum of (i) the Group
                          I Basic Principal Distribution Amount for such
                          Distribution Date and (ii) the product of (a) the Extra Principal Distribution Amount for such
                          Distribution Date and (b) the Class A-1 Allocation
                          Percentage.

GROUP I PRINCIPAL         The Group I Principal Remittance Amount means with
REMITTANCE AMOUNT:        respect to any Distribution Date, the sum of (i) all
                          scheduled payments of principal collected or advanced on the Group I Mortgage Loans by the Master Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans applied by the Master Servicer during such Prepayment Period,
                          (iii) the principal portion of all related Net
                          Liquidation Proceeds and Insurance Proceeds received during such Prepayment Period with respect to the Group I Mortgage Loans, (iv) that portion of the
                          Purchase Price, representing principal of any repurchased Group I Mortgage Loan, deposited to the Collection Account during such Prepayment Period, (v) the principal portion of any related Substitution
                          Adjustments deposited in the Collection Account during such Prepayment Period with respect to the Group I
                          Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination
                          Price, representing principal with respect to the Group I Mortgage Loans.

GROUP II BASIC PRINCIPAL  The Group II Basic Principal Distribution Amount means
DISTRIBUTION AMOUNT:      with respect to any Distribution Date the excess of
                          (i) the Group II Principal Remittance Amount for such
                          Distribution Date over (ii) the product of (a) the Overcollateralization Release Amount, if any, for such Distribution Date and (b) the Class A-2 Allocation
                          Percentage.

GROUP II INTEREST         The Group II Interest Remittance Amount with respect
REMITTANCE AMOUNT:        to any Distribution Date is that portion of the
                          Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.

GROUP II PRINCIPAL        The Group II Principal Distribution Amount with
DISTRIBUTION AMOUNT:      respect to any Distribution Date is the sum of (i) the
                          Group II Basic Principal Distribution Amount for such
                          Distribution Date and (ii) the product of (a) the Extra Principal Distribution Amount for such
                          Distribution Date and (b) the Class A-2 Allocation
                          Percentage.

GROUP II PRINCIPAL        The Group II Principal Remittance Amount means with
REMITTANCE AMOUNT:        respect to any Distribution Date, the sum of (i) all
                          scheduled payments of principal collected or advanced on the Group II Mortgage Loans by the Master Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans applied by the Master Servicer during such Prepayment Period,
                          (iii) the principal portion of all related Net
                          Liquidation Proceeds and Insurance Proceeds received during such Prepayment Period with respect to the Group II Mortgage Loans, (iv) that portion of the
                          Purchase Price, representing principal of any repurchased Group II Mortgage Loan, deposited to the Collection Account during such Prepayment Period, (v) the principal portion of any related Substitution
                          Adjustments deposited in the Collection Account during such Prepayment Period with respect to the Group II
                          Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination
                          Price, representing principal with respect to the Group II Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PRINCIPAL REMITTANCE      The Principal Remittance Amount is the sum of the
AMOUNT:                   Group I Principal Remittance Amount and the Group II
                          Principal Remittance Amount.

PRINCIPAL DISTRIBUTION    The Principal Distribution Amount is the sum of the
AMOUNT:                   Group I Principal Distribution Amount and the Group II
                          Principal Distribution Amount.

EXTRA PRINCIPAL           The Extra Principal Distribution Amount with respect
DISTRIBUTION AMOUNT:      to any Distribution Date is the lesser of (x) the
                          Excess Cashflow for such Distribution Date and (y) the
                          Overcollateralization Deficiency Amount for such
                          Distribution Date.

CLASS A-1 PRINCIPAL       The Class A-1 Principal Distribution Amount is equal
DISTRIBUTION AMOUNT:      to the Class A-1 Allocation Percentage times the
                          Class A Principal Distribution Amount.

CLASS A-2 PRINCIPAL       The Class A-2 Principal Distribution Amount is equal
DISTRIBUTION AMOUNT:      to the Class A-2 Allocation Percentage times the
                          Class A Principal Distribution Amount.

CLASS A PRINCIPAL         The Class A Principal Distribution Amount is an amount
DISTRIBUTION AMOUNT:      equal to the excess of (x) the Certificate Principal
                          Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period, minus the product of (x)
                          0.50% and (y) the principal balance of the Mortgage
                          Loans as of the Cut-off Date.

CLASS M-1 PRINCIPAL       The Class M-1 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          Certificate Principal Balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount) and the Class M-1
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 75.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment
                          Period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

CLASS M-2 PRINCIPAL       The Class M-2 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          Certificate Principal Balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount) and the Class M-2
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 79.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment
                          Period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CLASS M-3 PRINCIPAL       The Class M-3 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          Certificate Principal Balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount) and the Class M-3
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 86.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

CLASS M-4 PRINCIPAL       The Class M-4 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          Certificate Principal Balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount) and the Class M-4
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 92.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

CLASS M-5 PRINCIPAL       The Class M-5 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the  excess of (x) the sum of the
                          Certificate Principal Balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount) and the Class M-5
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 95.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CLASS M-6 PRINCIPAL       The Class M-6 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          Certificate Principal Balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount) and the Class M-6
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 97.0% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

CLASS B PRINCIPAL         The Class B Principal Distribution Amount is an amount
DISTRIBUTION AMOUNT:      equal to the excess of (x) the  sum of the Certificate
                          Principal Balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                          Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                          Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class
                          M-4 Certificates (after taking into account the Class
                          M-4 Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount), the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount) and the Class B
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 99.0% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL
                                   TOTAL POOL

SUMMARY                                                        TOTAL           MINIMUM           MAXIMUM
-----------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance   $654,943,849.09        $49,710.04       $902,953.31
Number of Loans                                                  4,612
Average Original Loan Balance                              $142,177.12        $50,000.00       $904,500.00
Average Current Loan Balance                               $142,008.64        $49,710.04       $902,953.31
(1) Weighted Average Combined Original LTV                      78.99%            13.33%            95.00%
(1) Weighted Average Gross Coupon                               8.841%            6.125%           14.250%
(1) (2) Weighted Average Gross Margin                           5.963%            3.125%           10.550%
(1) (2) Weighted Average Term to Next Rate Adjustment               23                 4                35
Date (months)
(1) Weighted Average Remaining Term to Maturity                    354               118               359
(months)
(1) (3) Weighted Average Credit Score                              594               500               813
-----------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3)  100.00% of the Mortgage Loans have Credit Scores.


-----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                                RANGE                                PRINCIPAL BALANCE
                                                -----                                -----------------
         Product Type                           Adjustable                                89.08%
                                                Fixed                                     10.92%

         Fully Amortizing Mortgage Loans                                                  98.82%

         Lien                                   First                                    100.00%
                                                Second                                     0.00%

         Property Type                          SFR                                       74.64%
                                                2-4 Family                                10.13%
                                                PUD                                        9.68%
                                                Low Rise Condo                             4.20%
                                                Manufactured Housing                       0.95%
                                                High Rise Condo                            0.39%

         Occupancy Status                       Owner Occupied                            94.13%
                                                Non-Owner Occupied                         4.31%
                                                Second Home                                1.56%

         Geographic Distribution                California                                17.05%
                                                New York                                  11.61%
                                                Florida                                    7.97%
                                                Massachusetts                              7.80%
                                                New Jersey                                 5.72%

         Number of States (including DC)                                                      49
         Largest Zip Code Concentration         10466                                      0.27%

         Loans with Prepayment Penalties                                                  81.33%
-----------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL
                                  GROUP 1 POOL

SUMMARY                                                             TOTAL           MINIMUM           MAXIMUM
---------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance        $493,476,229.70       $49,710.04       $427,294.12
Number of Loans                                                      3,569
Average Original Loan Balance                                  $138,427.60        $50,000.00       $427,500.00
Average Current Loan Balance                                   $138,267.37        $49,710.04       $427,294.12
(1) Weighted Average Combined Original LTV                          79.54%            13.33%            95.00%
(1) Weighted Average Gross Coupon                                   8.841%            6.125%           11.950%
(1) (2) Weighted Average Gross Margin                               5.971%            3.125%            7.990%
(1) (2) Weighted Average Term to Next Rate Adjustment Date              23                 4                35
(months)
(1) Weighted Average Remaining Term to Maturity (months)               354               118               359
(1) (3) Weighted Average Credit Score                                  594               500               794
---------------------------------------------------------------------------------------------------------------
(1)  Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3)  100.00% of the Mortgage Loans have Credit Scores.


---------------------------------------------------------------------------------------------------------------
                                                                                         PERCENT OF CUT-OFF
                                                                                                DATE
                                                RANGE                                     PRINCIPAL BALANCE
                                                -----                                     -----------------
         Product Type                           Adjustable                                    88.69%
                                                Fixed                                         11.31%

         Fully Amortizing Mortgage Loans                                                      98.91%

         Lien                                   First                                        100.00%
                                                Second                                         0.00%

         Property Type                          SFR                                           73.84%
                                                2-4 Family                                    11.74%
                                                PUD                                            8.52%
                                                Low Rise Condo                                 4.77%
                                                Manufactured Housing                           0.81%
                                                High Rise Condo                                0.32%

         Occupancy Status                       Owner Occupied                                94.04%
                                                Non-Owner Occupied                             4.40%
                                                Second Home                                    1.56%

         Geographic Distribution                California                                    16.10%
                                                New York                                      12.31%
                                                Massachusetts                                  8.32%
                                                Florida                                        8.03%
                                                New Jersey                                     5.71%

         Number of States (including DC)                                                          49
         Largest Zip Code Concentration         11208                                          0.34%

         Loans with Prepayment Penalties                                                      81.69%
---------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


RANGE OF MORTGAGE COUPONS

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
MORTGAGE COUPON               LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                       25    $4,090,476.77          0.83%  41.78%   6.386%    644     71.63%       360        358     2
6.501 - 7.000                       87    14,180,411.97          2.87   36.05    6.857     646     71.79        353        351     2
7.001 - 7.500                      239    37,709,289.45          7.64   39.76    7.346     632     75.08        352        351     2
7.501 - 8.000                      412    64,725,003.86         13.12   38.83    7.835     609     75.10        358        356     2
8.001 - 8.500                      501    74,128,753.53         15.02   39.15    8.304     607     78.92        357        355     2
8.501 - 9.000                      676    93,464,678.84         18.94   38.97    8.816     594     81.34        356        354     2
9.001 - 9.500                      529    69,622,744.58         14.11   39.37    9.295     589     82.67        357        355     2
9.501 - 10.000                     615    81,292,975.86         16.47   40.48    9.778     573     82.08        355        353     2
10.001 - 10.500                    252    29,031,840.88          5.88   39.30   10.283     554     80.92        355        353     2
10.501 - 11.000                    170    19,043,928.93          3.86   37.24   10.753     552     80.30        352        350     2
11.001 - 11.500                     46     4,669,123.62          0.95   45.47   11.219     543     79.82        356        354     2
11.501 - 12.000                     17     1,517,001.41          0.31   40.09   11.693     546     77.32        339        338     2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
ORIGINAL LTV                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                        1       $59,938.20          0.01%   0.00%   9.300%    517     13.33%       360        358     2
15.01 - 20.00                        5       359,154.76          0.07   39.16    8.685     606     18.31        293        291     2
20.01 - 25.00                        4       316,503.96          0.06   35.15    7.890     618     22.86        312        310     1
25.01 - 30.00                       10       694,727.33          0.14   45.83    8.951     582     27.26        334        332     2
30.01 - 35.00                        6       527,038.58          0.11   42.44    8.407     573     32.58        326        324     2
35.01 - 40.00                       19     2,035,545.81          0.41   40.70    8.456     581     37.56        350        348     2
40.01 - 45.00                       21     2,473,186.51          0.50   34.41    8.093     583     42.47        348        346     2
45.01 - 50.00                       38     4,896,491.11          0.99   41.49    7.948     599     48.03        356        354     2
50.01 - 55.00                       54     7,630,135.23          1.55   36.95    8.334     590     53.18        355        353     2
55.01 - 60.00                       82    10,717,274.17          2.17   40.70    8.448     583     57.89        344        343     2
60.01 - 65.00                      178    24,468,269.53          4.96   39.07    8.530     581     63.58        356        354     2
65.01 - 70.00                      260    39,138,092.02          7.93   38.15    8.450     585     68.88        352        350     2
70.01 - 75.00                      393    56,008,574.49         11.35   39.16    8.838     575     74.26        354        352     2
75.01 - 80.00                    1,242   172,471,836.03         34.95   39.13    8.839     584     79.70        357        355     2
80.01 - 85.00                      213    27,898,368.29          5.65   39.37    9.005     590     84.66        357        355     2
85.01 - 90.00                      565    79,106,266.97         16.03   40.88    9.101     614     89.83        356        354     2
90.01 - 95.00                      478    64,674,826.71         13.11   39.30    9.052     628     94.86        360        358     2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


STATISTICAL CALCULATION DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE              LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                 15      $748,968.48          0.15%  34.71%   9.165%    597     54.80%       336        334     2
50,000.01 - 75,000.00              560    35,501,898.02          7.19   36.65    9.380     591     78.52        350        349     2
75,000.01 - 100,000.00             608    53,473,649.43         10.84   37.91    9.144     588     78.99        353        351     2
100,000.01 - 125,000.00            547    61,688,876.09         12.50   38.00    8.931     593     79.75        355        353     2
125,000.01 - 150,000.00            503    69,145,420.82         14.01   39.16    8.899     595     80.85        356        354     2
150,000.01 - 175,000.00            417    67,481,820.67         13.67   42.07    8.745     591     79.26        357        355     2
175,000.01 - 200,000.00            321    60,122,340.23         12.18   38.30    8.639     593     78.01        359        357     2
200,000.01 - 225,000.00            240    51,135,884.85         10.36   39.11    8.760     587     79.96        358        357     2
225,000.01 - 250,000.00            148    35,159,251.53          7.12   39.63    8.734     598     81.38        356        354     2
250,000.01 - 275,000.00            113    29,606,069.54          6.00   39.84    8.495     603     80.37        357        355     2
275,000.01 - 300,000.00             70    20,183,794.35          4.09   41.62    8.568     600     78.44        355        353     2
300,000.01 - 325,000.00             10     3,114,057.48          0.63   45.77    8.605     647     85.21        360        358     2
325,000.01 - 350,000.00              8     2,669,769.89          0.54   39.31    8.141     669     76.36        338        336     2
350,000.01 - 375,000.00              4     1,469,788.88          0.30   42.17    8.577     678     75.41        360        358     2
375,000.01 - 400,000.00              4     1,547,345.32          0.31   46.81    8.569     626     77.44        360        358     2
425,000.01 - 450,000.00              1       427,294.12          0.09    0.00    9.600     567     90.00        360        359     1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
ORIGINAL TERM                MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
TO MATURITY                   LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
120                                  1       $50,496.91          0.01%   0.00%   9.990%    584     78.77%       120        118     2
180                                 95    10,619,009.41          2.15   41.67    8.982     599     73.50        180        178     2
240                                 14     1,613,523.94          0.33   43.87    8.460     612     63.58        240        238     2
360                              3,459   481,193,199.44         97.51   39.28    8.839     594     79.73        360        358     2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.77        100.00%
------------------------------------------------------------------------------------------------------------------------------------


REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
REMAINING TERM               MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
TO MATURITY                   LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
116 - 120                            1       $50,496.91          0.01%   0.00%   9.990%    584     78.77%       120        118     2
171 - 175                            2       143,924.39          0.03   37.05    9.389     560     87.00        180        175     5
176 - 180                           93    10,475,085.02          2.12   41.91    8.977     599     73.32        180        178     2
236 - 240                           14     1,613,523.94          0.33   43.87    8.460     612     63.58        240        238     2
346 - 350                            1       139,541.57          0.03    0.00   10.700     599     95.00        360        346    14
351 - 355                           18     3,005,864.11          0.61   40.55    9.159     580     82.56        360        355     5
356 - 360                        3,440   478,047,793.76         96.87   39.26    8.836     594     79.71        360        358     2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


FICO SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
FICO SCOREY                   LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
751 - 800                           35    $5,138,317.45          1.04%  42.67%   7.999%    767     80.06%       345        344     2
701 - 750                          114    17,699,933.26          3.59   39.96    8.423     722     84.72        354        353     2
651 - 700                          348    48,039,548.51          9.73   37.95    8.311     671     82.50        354        352     2
601 - 650                        1,027   143,980,614.45         29.18   38.64    8.475     623     82.45        357        355     2
551 - 600                        1,115   153,435,812.44         31.09   39.26    8.890     575     77.86        356        354     2
501 - 550                          922   124,283,105.77         25.19   40.17    9.493     529     76.41        355        353     2
451 - 500                            8       898,897.82          0.18    0.00   10.020     500     72.02        360        358     2
------------------------------------------------------------------------------------------------------------------------------------
Total:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


CREDIT GRADE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
CREDIT GRADE                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
A                                  698   $98,857,120.63         20.03%  39.59%   8.956%    561     76.72%       355        353     2
AA                               1,896   263,890,907.63         53.48   39.47    8.602     611     81.99        356        355     2
AA+                                230    30,952,368.93          6.27   39.93    8.428     691     84.80        349        348     2
B                                  617    82,497,880.22         16.72   38.22    9.426     551     75.43        357        355     2
C                                  112    15,214,258.37          3.08   41.79    9.768     550     69.72        357        355     2
CC                                  16     2,063,693.92          0.42   41.23    9.795     601     59.98        355        354     2
------------------------------------------------------------------------------------------------------------------------------------
Total:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
PROPERTY TYPE                 LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
SFR                              2,698  $364,389,595.04         73.84%  38.91%   8.832%    589     79.38%       355        354     2
2-4 Family                         338    57,920,831.54         11.74   41.61    8.804     623     78.25        355        353     2
PUD                                281    42,048,199.99          8.52   40.83    8.835     593     82.04        358        356     2
Low Rise Condo                     195    23,536,024.11          4.77   38.47    9.001     601     80.34        358        356     2
MF Housing                          44     4,018,419.78          0.81   36.23    9.254     611     81.97        352        350     2
High Rise Condo                     13     1,563,159.24          0.32   37.20    8.976     611     80.95        360        358     2
------------------------------------------------------------------------------------------------------------------------------------
Total:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
OCCUPANCY STATUS              LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                   3,347  $464,049,493.88         94.04%  39.30%   8.838%    591     79.78%       356        354     2
Non-Owner Occupied                 166    21,720,340.65          4.40   39.40    9.036     636     75.27        354        353     2
Second Home                         56     7,706,395.17          1.56   41.40    8.470     637     77.17        351        349     2
Total:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
DOCUMENTATION                 LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation               2,450  $325,276,715.68         65.92%  39.60%   8.801%    588     81.09%       355        353     2
Stated Income Documentation      1,093   164,395,934.06         33.31   38.74    8.916     606     76.67        357        355     2
Lite Documentation                  26     3,803,579.96          0.77   45.22    8.940     576     71.48        360        358     2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
LOAN PURPOSE                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
C/O Refi                         2,010  $285,700,465.79         57.90%  39.59%   8.760%    583     76.66%       355        353     2
Purchase                         1,297   172,064,956.19         34.87   38.68    8.993     614     84.79        357        356     2
R/T Refi                           262    35,710,807.72          7.24   39.69    8.748     586     77.30        353        351     2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
PRODUCT TYPE                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                         2,893  $410,397,417.22         83.16%  39.05%   8.842%    591     80.18%       360        358     2
30Y FIXED                          362    45,042,064.64          9.13   42.02    8.804     621     75.74        360        358     2
3/27 ARM                           200    25,243,400.77          5.12   39.93    8.863     591     79.58        360        358     2
15/30 BALLOON                       48     5,395,997.64          1.09   42.06    9.609     578     76.54        180        178     2
15Y FIXED                           34     3,718,673.46          0.75   41.54    8.253     636     69.44        180        178     2
20Y FIXED                           14     1,613,523.94          0.33   43.87    8.460     612     63.58        240        238     2
2/13 ARM                            10     1,351,872.93          0.27   40.73    8.432     584     76.88        180        178     2
6M ARM                               4       510,316.81          0.10    0.00    8.285     629     82.35        360        359     1
3/12 ARM                             3       152,465.38          0.03    0.00    9.464     550     35.37        180        179     1
10Y FIXED                            1        50,496.91          0.01    0.00    9.990     584     78.77        120        118     2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


AMORTIZATION

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
AMORTIZATION                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Balloon                             48    $5,395,997.64          1.09%  42.06%   9.609%    578     76.54%       180        178     2
Fully Amortizing                 3,521   488,080,232.06         98.91   39.31    8.832     594     79.58        358        356     2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

LIEN

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
LIEN POSITION                 LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1                                3,569  $493,476,229.70        100.00%  39.34%   8.841%    594     79.54%       356        354     2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


PREPAYMENT TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
PREPAYMENT PENALTY TERM       LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
0                                  618   $90,333,316.53         18.31%  38.40%   8.823%    595     77.26%       358        356     2
12                                  81    12,152,975.87          2.46   37.75    8.745     608     73.55        346        344     2
24                               2,399   333,216,181.09         67.52   39.15    8.847     592     80.83        359        358     2
30                                   4       828,848.74          0.17   27.86    9.345     564     85.05        360        358     2
36                                 434    53,381,677.38         10.82   42.84    8.823     608     76.38        335        334     2
60                                  33     3,563,230.09          0.72   42.29    9.154     551     83.49        306        303     4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,569  $493,476,229.70        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION       LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
California                       451    $79,442,406.80          16.10%  40.88%  8.347%     598     77.84%       356        354   2
New York                         344     60,724,341.24          12.31   38.28   8.699      596     75.82        357        355   2
Massachussetts                   252     41,064,201.68           8.32   40.08   8.649      603     74.75        356        354   2
Florida                          329     39,626,341.48           8.03   40.70   9.239      594     83.06        358        356   2
New Jersey                       184     28,186,359.09           5.71   38.66   9.031      595     78.92        356        355   2
Illinois                         179     23,587,800.20           4.78   40.45   8.968      585     79.75        351        349   2
Texas                            205     23,562,543.85           4.77   39.90   9.078      587     79.07        354        352   2
Michigan                         179     19,312,332.72           3.91   38.74   9.030      585     80.03        350        348   2
Virginia                          92     13,381,021.47           2.71   35.14   8.846      600     81.41        353        352   2
Connecticut                       98     13,037,728.01           2.64   40.05   9.164      593     80.48        359        358   2
Pennsylvania                     113     12,131,018.44           2.46   37.89   9.047      594     82.48        351        349   2
Georgia                           91     11,346,787.53           2.30   43.18   8.985      608     86.54        356        354   2
Colorado                          71     11,150,462.78           2.26   39.76   8.505      584     80.84        360        358   2
Ohio                             102     10,317,180.04           2.09   37.14   9.108      581     83.17        350        348   2
Maryland                          56      9,723,398.30           1.97   39.61   8.992      586     80.62        355        353   2
Arizona                           78      9,013,661.58           1.83   38.74   8.971      595     82.67        359        357   2
North Carolina                    69      7,799,220.33           1.58   38.12   9.394      575     81.68        357        355   2
Minnesota                         50      6,896,880.12           1.40   39.31   8.925      579     81.25        360        358   2
New Hampshire                     51      6,896,511.69           1.40   40.22   8.794      606     79.07        360        358   2
Rhode Island                      49      6,646,794.61           1.35   38.80   8.882      583     77.43        360        358   2
Washington                        46      6,480,696.74           1.31   33.21   8.636      598     81.86        360        358   2
Nevada                            35      5,199,671.85           1.05   35.84   8.842      609     83.21        360        358   2
Indiana                           50      5,094,455.53           1.03   39.51   9.057      581     83.88        353        351   2
Maine                             42      5,092,497.80           1.03   39.72   8.782      589     75.97        360        359   1
Missouri                          49      5,049,329.19           1.02   36.76   9.482      591     84.48        351        349   2
Wisconsin                         42      4,748,892.00           0.96   35.82   8.669      616     83.47        360        358   2
Utah                              27      3,703,844.58           0.75   41.38   8.308      614     83.35        360        358   2
South Carolina                    33      3,220,595.58           0.65   38.71   9.398      578     80.49        357        355   2
Louisiana                         26      2,743,721.46           0.56   44.68   8.862      576     80.44        356        354   2
Tennessee                         27      2,725,588.59           0.55   41.34   9.652      597     86.80        349        347   2
Oregon                            16      2,185,791.41           0.44   39.82   8.834      594     79.84        360        357   3
Kansas                            18      2,032,291.32           0.41   33.06   9.586      588     88.25        360        358   2
Kentucky                          18      1,757,948.74           0.36   40.90   8.912      586     81.59        351        349   2
Vermont                           14      1,601,814.92           0.32   39.70   9.625      587     78.81        360        358   2
Delaware                          12      1,356,920.18           0.27   43.74   8.593      610     83.62        337        336   2
Idaho                             10      1,343,393.83           0.27   39.44   8.391      576     84.61        360        358   2
Iowa                              13      1,119,781.42           0.23   23.15   8.875      602     85.00        360        358   2
Alabama                           10        914,914.34           0.19   46.02   9.030      618     85.20        345        343   2
Mississippi                        8        567,816.68           0.12   33.74   9.582      588     83.55        334        333   2
Wyoming                            6        532,252.29           0.11    0.00   9.319      597     84.26        360        359   1
New Mexico                         5        470,927.17           0.10   47.00   8.967      598     87.00        360        357   3
Arkansas                           4        431,732.88           0.09   37.02   8.843      563     87.10        360        356   4
Alaska                             3        386,762.03           0.08   32.52   8.603      618     82.72        360        358   2
Oklahoma                           5        329,358.21           0.07   32.86   9.549      547     82.23        360        357   3
Montana                            3        204,225.90           0.04   24.39   9.152      575     78.41        360        358   2
South Dakota                       1        115,130.07           0.02    0.00   8.490      585     80.00        360        359   1
North Dakota                       1        105,234.74           0.02   30.27  10.625      569     87.83        360        356   4
Nebraska                           1         57,543.00           0.01   42.75   9.490      576     80.00        360        358   2
West Virginia                      1         56,105.29           0.01    0.00   8.400      580     75.00        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,569   $493,476,229.70         100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
GROSS MARGIN                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                        4      $843,330.42          0.19%   0.00%   6.629%    655     70.97%       360        358   2
3.501 - 4.000                       25     3,845,620.24          0.88   40.17    6.748     661     66.95        360        358   2
4.001 - 4.500                      111    18,670,779.97          4.27   39.00    7.272     648     72.17        360        358   2
4.501 - 5.000                      246    38,820,728.84          8.87   38.67    7.645     624     73.72        359        357   2
5.001 - 5.500                      443    67,167,136.09         15.35   38.11    8.158     604     77.12        360        358   2
5.501 - 6.000                      679    99,270,506.11         22.68   39.44    8.678     598     80.87        360        358   2
6.001 - 6.500                      681    91,639,163.48         20.94   39.15    9.184     584     83.46        360        358   2
6.501 - 7.000                      554    70,749,918.64         16.17   39.42    9.636     565     82.35        359        357   2
7.001 - 7.500                      250    32,352,010.17          7.39   38.39   10.035     554     82.58        360        358   2
7.501 - 8.000                      117    14,296,279.15          3.27   41.62   10.338     549     82.78        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,110  $437,655,473.11        100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                            W.A.         W.A.
                            CAP          CAP             W.A.         W.A.          W.A.
GROSS MARGIN              INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                3.000%       1.000%          12.629%       6.629%        3.248%
3.501 - 4.000                3.000        1.000           12.748        6.748         3.849
4.001 - 4.500                3.000        1.000           13.272        7.272         4.337
4.501 - 5.000                2.986        1.000           13.645        7.645         4.800
5.001 - 5.500                3.000        1.000           14.158        8.158         5.286
5.501 - 6.000                2.995        1.000           14.710        8.678         5.790
6.001 - 6.500                3.000        1.000           15.246        9.184         6.282
6.501 - 7.000                3.000        1.003           15.722        9.636         6.755
7.001 - 7.500                3.000        1.004           16.069       10.035         7.250
7.501 - 8.000                3.000        1.009           16.355       10.338         7.719
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
INITIAL CAP                   LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                                4      $510,316.81          0.12%   0.00%  8.285%     629     82.35%       360        359   1
3.000                            3,106   437,145,156.30         99.88   39.11   8.842      591     80.12        359        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,110  $437,655,473.11        100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                            W.A.         W.A.
                            CAP          CAP             W.A.         W.A.          W.A.
INITIAL CAP               INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
1.000                        1.000%       1.000%          14.285%      8.285%         5.316%
3.000                        3.000        1.001           14.879       8.842          5.972
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
PERIODIC CAP                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                            3,105  $436,726,004.34        99.79%  39.10%   8.839%     591     80.12%       359        358   2
1.500                                5       929,468.77         0.21   41.24   10.019      570     77.13        360        356   4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,110  $437,655,473.11       100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                            W.A.         W.A.
                            CAP          CAP             W.A.         W.A.          W.A.
PERIODIC CAP              INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
1.000                        2.998%       1.000%          14.874%       8.839%        5.968%
5.000                        3.000        1.500           17.019       10.019         7.270
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
MAXIMUM RATE                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                     24    $3,996,024.05          0.91%  41.78%   6.383%    643     71.91%       360        358   2
12.501 - 13.000                     73    12,032,663.25           2.75   35.78    6.840    643      73.32       360        358   2
13.001 - 13.500                    191    31,086,060.72           7.10   39.62    7.342    628      76.20       359        357   2
13.501 - 14.000                    357    56,980,344.23          13.02   38.66    7.839    604      75.22       359        357   2
14.001 - 14.500                    418    62,616,863.93          14.31   38.12    8.302    605      79.79       359        358   2
14.501 - 15.000                    593    82,679,024.35          18.89   38.20    8.813    594      81.60       360        358   2
15.001 - 15.500                    476    63,887,262.54          14.60   39.46    9.269    588      82.92       359        357   2
15.501 - 16.000                    528    71,670,834.97          16.38   40.40    9.729    570      82.34       360        358   2
16.001 - 16.500                    227    26,878,381.15           6.14   39.34   10.170    555      81.69       360        358   2
16.501 - 17.000                    153    18,209,600.03           4.16   38.60   10.523    552      81.67       360        358   2
17.001 - 17.500                     48     5,194,020.73           1.19   43.71   10.926    536      80.77       360        358   2
17.501 - 18.000                     21     2,343,507.14           0.54   39.62   11.115    538      80.40       360        357   3
18.001 - 18.500                      1        80,886.02           0.02   35.29   11.125    559      90.00       360        356   4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,110  $437,655,473.11        100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                            W.A.         W.A.
                            CAP          CAP             W.A.         W.A.          W.A.
MAXIMUM RATE              INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500              3.000%       1.000%          12.383%       6.383%        4.192%
12.501 - 13.000              3.000        1.000           12.840        6.840         4.462
13.001 - 13.500              3.000        1.000           13.342        7.342         4.877
13.501 - 14.000              2.987        1.000           13.839        7.839         5.267
14.001 - 14.500              3.000        1.000           14.302        8.302         5.576
14.501 - 15.000              3.000        1.000           14.818        8.813         6.004
15.001 - 15.500              3.000        1.000           15.296        9.269         6.274
15.501 - 16.000              3.000        1.000           15.778        9.729         6.624
16.001 - 16.500              2.990        1.003           16.281       10.170         6.952
16.501 - 17.000              3.000        1.014           16.757       10.523         7.057
17.001 - 17.500              3.000        1.000           17.251       10.926         7.139
17.501 - 18.000              3.000        1.052           17.781       11.115         7.173
18.001 - 18.500              3.000        1.000           18.125       11.125         7.125
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
MINIMUM RATE                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                       24    $3,996,024.05          0.91%  41.78%   6.383%    643       71.91%      360       358   2
6.501 - 7.000                       73    12,032,663.25           2.75  35.78    6.840     643       73.32       360       358   2
7.001 - 7.500                      191    31,086,060.72           7.10  39.62    7.342     628       76.20       359       357   2
7.501 - 8.000                      359    57,366,142.48          13.11  38.67    7.840     604       75.29       359       357   2
8.001 - 8.500                      427    64,341,295.19          14.70  38.81    8.302     604       79.84       359       358   2
8.501 - 9.000                      617    85,813,075.90          19.61  38.82    8.820     592       81.78       360       358   2
9.001 - 9.500                      488    65,145,856.13          14.89  39.36    9.297     587       83.11       359       357   2
9.501 - 10.000                     536    72,416,434.62          16.55  40.30    9.776     570       82.36       360       358   2
10.001 - 10.500                    220    25,583,850.97           5.85  38.86   10.282     552       81.34       360       358   2
10.501 - 11.000                    131    15,503,511.61           3.54  36.81   10.744     549       80.57       360       358   2
11.001 - 11.500                     35     3,586,412.08           0.82  44.44   11.197     539       79.04       360       358   2
11.501 - 12.000                      9       784,146.11           0.18  35.22   11.654     545       76.00       360       358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,110  $437,655,473.11         100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                            W.A.         W.A.
                            CAP          CAP             W.A.         W.A.          W.A.
MINIMUM RATE              INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                3.000%       1.000%          12.383%       6.383%        4.192%
6.501 - 7.000                3.000        1.000           12.840        6.840         4.462
7.001 - 7.500                3.000        1.000           13.342        7.342         4.877
7.501 - 8.000                2.987        1.000           13.847        7.840         5.275
8.001 - 8.500                3.000        1.000           14.329        8.302         5.590
8.501 - 9.000                3.000        1.000           14.862        8.821         6.014
9.001 - 9.500                3.000        1.001           15.342        9.297         6.287
9.501 - 10.000               3.000        1.003           15.835        9.776         6.640
10.001 - 10.500              2.990        1.000           16.348       10.282         6.990
10.501 - 11.000              3.000        1.008           16.844       10.744         7.168
11.001 - 11.500              3.000        1.000           17.219       11.197         7.367
11.501 - 12.000              3.000        1.000           17.654       11.654         7.635
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE     LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
12/1/02                              1      $132,788.17           0.03%  0.00%  10.050%    695     95.00%       360        358    2
1/1/03                               3       377,528.64           0.09   0.00    7.664     606     77.89        360        359    1
6/1/03                               1       139,541.57           0.03   0.00   10.700     599     95.00        360        346   14
2/1/04                               2       354,722.25           0.08  39.89    9.441     534     81.01        360        354    6
3/1/04                              12     2,061,079.99           0.47  41.60    9.145     575     83.17        360        355    5
4/1/04                              75    10,034,740.24           2.29  41.98    9.196     559     83.93        360        356    4
5/1/04                              73    10,110,522.81           2.31  41.66    9.456     573     83.42        360        357    3
6/1/04                           1,747   252,303,861.24          57.65  38.65    8.819     592     80.07        360        358    2
7/1/04                             993   136,744,822.05          31.24  23.83    8.800     594     79.77        359        358    1
3/1/05                               2       287,295.60           0.07  41.13    9.620     584     84.98        360        355    5
4/1/05                               8       841,185.82           0.19  45.69    9.667     547     85.46        360        356    4
5/1/05                               5       720,674.12           0.16  44.68    8.948     598     83.77        360        357    3
6/1/05                             136    16,967,693.13           3.88  38.96    8.858     592     79.58        359        357    2
7/1/05                              52     6,579,017.48           1.50   0.00    8.744     595     77.11        357        356    1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,110  $437,655,473.11        100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                              W.A.         W.A.
                              CAP          CAP             W.A.         W.A.          W.A.
NEXT RATE ADJUSTMENT DATE   INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
12/1/02                         1.000%      1.000%          16.050%      10.050%        5.950%
1/1/03                           1.000      1.000           13.664        7.664         5.093
6/1/03                           3.000      1.000           16.700       10.700         7.900
2/1/04                           3.000      1.000           15.845        9.441         6.253
3/1/04                           3.000      1.059           15.780        9.145         6.214
4/1/04                           3.000      1.000           16.019        9.196         6.347
5/1/04                           3.000      1.034           15.965        9.456         6.473
6/1/04                           3.000      1.000           14.819        8.819         5.957
7/1/04                           3.000      1.000           14.800        8.800         5.932
3/1/05                           3.000      1.000           16.620        9.620         6.187
4/1/05                           3.000      1.000           16.480        9.667         6.582
5/1/05                           3.000      1.000           15.472        8.948         5.997
6/1/05                           3.000      1.000           14.858        8.858         5.961
7/1/05                           3.000      1.000           14.744        8.744         5.828
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL
                                  GROUP 2 POOL

SUMMARY                                                                                TOTAL            MINIMUM              MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                         $161,467,619.39         $47,712.42          $902,953.31
Number of Loans                                                                        1,043
Average Original Loan Balance                                                    $155,007.46         $50,000.00          $904,500.00
Average Current Loan Balance                                                     $154,810.76         $49,712.42          $902,953.31
(1) Weighted Average Combined Original LTV                                            77.28%             17.99%               95.00%
(1) Weighted Average Gross Coupon                                                     8.842%             6.125%              14.250%
(1) (2) Weighted Average Gross Margin                                                 5.938%             3.200%              10.550%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                       23                  4                   35
(1) Weighted Average Remaining Term to Maturity (months)                                 354                178                  359
(1) (3) Weighted Average Credit Score                                                    593                500                  813
------------------------------------------------------------------------------------------------------------------------------------

  (1) Weighted Average reflected in Total.
  (2) Adjustable Loans Only
  (3) 100.00% of the Mortgage Loans have Credit Scores.


--------------------------------------------------------------------------------
                                                        PERCENT OF CUT-OFF DATE
                                   RANGE                  PRINCIPAL BALANCE
                                   -----                  -----------------
Product Type                       Adjustable                  90.29%
                                   Fixed                        9.71%
Fully Amortizing Mortgage Loans                                98.55%
Lien                               First                       00.00%
                                   Second                       0.00%
Property Type                      SFR                         77.09%
                                   PUD                         13.23%
                                   2-4 Family                   5.23%
                                   Low Rise Condo               2.48%
                                   Manufactured Housing         1.35%
                                   High Rise Condo              0.63%
Occupancy Status                   Owner Occupied              94.42%
                                   Non-Owner Occupied           4.01%
                                   Second Home                  1.57%
Geographic Distribution            California                  19.95%
                                   New York                     9.47%
                                   Florida                      7.79%
                                   Massachusetts                6.19%
                                   Michigan                     5.83%
Number of States (including DC)                                   45
Largest Zip Code Concentration     10606                        0.64%
Loans with Prepayment Penalties                                80.22%
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
MORTGAGE COUPON               LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                       10    $3,783,152.68           2.34% 47.92%   6.373%    639     64.98%       360        359   1
6.501 - 7.000                       21     6,569,380.35           4.07  41.74    6.843     632     71.49        359        357   2
7.001 - 7.500                       64    15,760,132.72           9.76  39.92    7.334     624     73.39        359        357   2
7.501 - 8.000                      113    23,232,855.38          14.39  40.64    7.826     606     74.35        355        354   1
8.001 - 8.500                      134    23,102,826.47          14.31  43.90    8.294     606     78.84        357        356   2
8.501 - 9.000                      167    27,207,909.54          16.85  39.24    8.804     596     81.34        355        354   2
9.001 - 9.500                      141    20,835,245.45          12.90  40.42    9.292     593     80.38        355        354   2
9.501 - 10.000                     131    15,345,884.41           9.50  40.44    9.791     564     80.59        355        354   2
10.001 - 10.500                     67     6,749,589.33           4.18  41.00   10.284     549     79.72        350        348   2
10.501 - 11.000                     70     6,959,807.70           4.31  35.58   10.781     552     78.27        351        349   2
11.001 - 11.500                     48     4,553,949.21           2.82  35.77   11.324     536     75.81        353        352   2
11.501 - 12.000                     34     3,277,636.45           2.03  42.42   11.718     530     68.45        357        356   2
12.001 - 12.500                     19     1,586,978.54           0.98  41.07   12.193     544     69.54        330        328   2
12.501 - 13.000                     15     1,831,017.44           1.13  36.87   12.754     543     70.10        360        359   1
13.001 - 13.500                      5       368,163.30           0.23  40.39   13.288     534     62.60        360        358   2
13.501 - 14.000                      2       105,959.59           0.07  31.54   13.828     552     58.97        360        358   2
14.001 - 14.500                      2       197,130.83           0.12   0.00   14.188     506     63.10        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
ORIGINAL LTV                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                        1       $49,962.52           0.03%  0.00%   7.450%    634     17.99%       360        359   1
20.01 - 25.00                        1        54,933.13           0.03   0.00    8.500     556     21.74        360        358   2
25.01 - 30.00                        3       225,383.53           0.14  54.86   11.428     534     28.26        360        358   2
30.01 - 35.00                        8     1,075,519.84           0.67  35.68    8.031     620     32.70        360        358   2
35.01 - 40.00                       11       711,301.56           0.44  35.60    9.432     560     38.47        333        331   2
40.01 - 45.00                        6       678,635.53           0.42  38.73    8.467     615     41.45        360        358   2
45.01 - 50.00                       14     3,430,673.95           2.12  43.35    8.032     612     48.16        357        355   2
50.01 - 55.00                       17     2,475,598.83           1.53  43.51    8.326     609     52.99        356        355   1
55.01 - 60.00                       35     7,187,014.20           4.45  39.39    8.381     579     57.90        356        354   2
60.01 - 65.00                       92    12,289,850.16           7.61  41.12    9.548     570     63.82        357        356   2
65.01 - 70.00                       82    12,254,384.63           7.59  41.27    8.656     577     68.73        352        350   2
70.01 - 75.00                      148    21,166,318.46          13.11  38.69    8.919     576     73.99        355        353   2
75.01 - 80.00                      343    53,654,390.05          33.23  40.51    8.660     590     79.64        355        353   2
80.01 - 85.00                       42     6,064,793.59           3.76  32.57    9.077     596     84.35        353        351   2
85.01 - 90.00                      140    23,360,455.27          14.47  42.23    8.996     607     89.82        359        357   2
90.01 - 95.00                      100    16,788,404.14          10.40  43.11    9.099     627     94.78        359        357   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

STATISTICAL CALCULATION DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE             LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                 33    $1,648,166.12          1.02%  37.99%   9.887%    574     60.68%       302        300   1
50,000.01 - 75,000.00              381    23,375,168.79         14.48   35.67    9.619     574     76.37        346        344   2
75,000.01 - 100,000.00             184    15,870,982.44          9.83   37.04    9.525     572     78.06        352        350   2
100,000.01 - 125,000.00             98    10,947,591.77          6.78   38.82    9.249     568     77.03        357        355   2
125,000.01 - 150,000.00             53     7,131,118.43          4.42   38.71    9.184     563     78.29        357        355   2
150,000.01 - 175,000.00             26     4,186,522.07          2.59   36.91    9.772     569     76.71        360        358   2
175,000.01 - 200,000.00             17     3,171,734.06          1.96   43.27    9.672     570     80.18        360        358   2
200,000.01 - 225,000.00             10     2,129,836.03          1.32   50.86   10.362     540     75.43        360        359   1
225,000.01 - 250,000.00              4       967,132.96          0.60   37.25    8.829     608     73.42        360        358   2
250,000.01 - 275,000.00              1       265,831.03          0.16   45.03   11.550     502     67.34        360        358   2
275,000.01 - 300,000.00              2       569,169.99          0.35    0.00   11.393     550     77.56        360        358   2
300,000.01 - 325,000.00             55    17,240,790.22         10.68   44.96    8.487     601     80.21        360        358   2
325,000.01 - 350,000.00             42    14,252,857.40          8.83   44.15    8.508     610     81.99        360        358   2
350,000.01 - 375,000.00             23     8,331,271.98          5.16   38.44    8.173     603     79.13        360        358   2
375,000.01 - 400,000.00             44    17,229,521.49         10.67   41.29    8.437     613     79.15        360        358   2
400,000.01 - 425,000.00             19     7,855,488.72          4.87   40.74    7.891     604     77.09        360        358   2
425,000.01 - 450,000.00             12     5,267,686.93          3.26   42.53    8.427     617     76.95        360        358   2
450,000.01 - 475,000.00              9     4,148,270.53          2.57    0.00    8.086     664     79.46        360        359   1
475,000.01 - 500,000.00             16     7,829,059.30          4.85   42.37    8.502     602     72.97        349        347   2
500,000.01 - 525,000.00              1       507,701.62          0.31    0.00    8.650     593     76.39        360        359   1
525,000.01 - 550,000.00              1       539,529.58          0.33   50.48    6.550     713     79.98        360        358   2
550,000.01 - 575,000.00              4     2,250,867.54          1.39   51.71    7.494     611     65.44        360        358   2
575,000.01 - 600,000.00              1       575,555.11          0.36    0.00    7.300     582     80.00        360        359   1
625,000.01 - 650,000.00              2     1,274,299.85          0.79   46.91    7.371     652     59.80        360        358   2
650,000.01 - 675,000.00              1       669,272.93          0.41   35.34    9.050     550     55.83        360        358   2
725,000.01 - 750,000.00              1       730,323.71          0.45    0.00    8.300     563     75.00        360        358   2
775,000.01 - 800,000.00              2     1,598,915.48          0.99    0.00    7.950     588     58.20        360        359   1
900,000.01 - 925,000.00              1       902,953.31          0.56    0.00    6.800     641     67.00        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
ORIGINAL TERM TO MATURITY     LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
180                                 48    $3,542,917.31          2.19%  36.84%  9.450%     608     74.21%       180        178   2
240                                  8       540,985.26          0.34   34.49   9.551      586     79.97        240        238   2
360                                987   157,383,716.82         97.47   40.72   8.826      592     77.34        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
176 - 180                           48   $3,542,917.31           2.19%  36.84%  9.450%     608     74.21%       180        178   2
236 - 240                            8      540,985.26           0.34   34.49   9.551      586     79.97        240        238   2
351 - 355                            2      709,891.29           0.44   48.28   8.697      608     88.40        360        355   5
356 - 360                          985  156,673,825.53          97.03   40.59   8.827      592     77.29        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

FICO SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
FICO SCORE                    LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                            1       $69,906.69          0.04%  38.86%   8.050%    813     70.00%       360        358   2
751 - 800                            5       978,033.81          0.61   40.65    8.609     777     82.18        350        348   1
701 - 750                           25     7,114,634.38          4.41   42.48    8.218     718     77.41        346        344   2
651 - 700                           80    15,901,840.05          9.85   41.88    8.087     673     79.73        356        355   1
601 - 650                          231    42,932,055.24         26.59   42.40    8.293     625     80.77        358        356   2
551 - 600                          316    48,161,957.23         29.83   38.94    8.711     577     75.86        355        353   2
501 - 550                          380    45,668,961.06         28.28   40.28    9.831     528     74.58        356        354   2
451 - 500                            5       640,230.93          0.40   44.19   11.193     500     73.20        360        359   1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


CREDIT GRADE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
CREDIT GRADE                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
A                                  198   $30,719,740.51         19.03%  39.62%   8.840%    561     76.43%       356        354   2
AA                                 477    84,845,275.28         52.55   41.87    8.342     617     79.20        356        355   2
AA+                                 26     7,982,987.24          4.94   37.42    8.373     698     84.38        349        348   2
B                                  197    23,145,524.01         14.33   39.94    9.359     545     75.11        354        352   2
C                                   82     8,134,381.55          5.04   38.09   10.710     536     72.12        357        355   2
CC                                  63     6,639,710.80          4.11   39.45   11.713     542     62.09        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
PROPERTY TYPE                 LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
SFR                                832  $124,482,608.23         77.09%  40.17%  8.842%     587     76.74%       356        354   2
PUD                                 78    21,357,572.17         13.23   44.65   8.584      605     79.57        356        354   2
2-4 Family                          60     8,442,585.66          5.23   39.69   8.975      629     76.78        351        349   2
Low Rise Condo                      37     3,998,083.35          2.48   39.38   9.552      605     80.66        355        354   1
MF Housing                          29     2,172,529.32          1.35   36.65   9.266      605     78.75        343        341   2
High Rise Condo                      7     1,014,240.66          0.63   30.52   9.467      618     82.50        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
OCCUPANCY STATUS              LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                     969  $152,450,373.79         94.42%  40.70%  8.822%     591     77.47%       356        354   2
Non-Owner Occupied                  63     6,478,648.17          4.01   39.24   9.473      621     71.89        349        348   2
Second Home                         11     2,538,597.43          1.57   38.51   8.440      634     79.44        360        359   1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
DOCUMENTATION LEVEL           LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                 731  $102,783,580.48         63.66%  40.96%  8.852%     582     78.45%       356        354   2
Stated Income Documentation        299    57,054,574.43         35.33   39.83   8.793      612     75.15        355        354   2
Lite Documentation                  13     1,629,464.48          1.01   45.64   9.958      586     77.98        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
LOAN PURPOSE                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
C/O Refi                           654  $100,817,899.87         62.44%  40.94%  8.798%     581     74.52%       354        352   2
Purchase                           293    48,035,011.18         29.75   40.13   8.886      618     83.68        359        358   2
R/T Refi                            96    12,614,708.34          7.81   39.11   9.029      590     74.94        358        357   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
PRODUCT TYPE                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                           789  $132,496,793.92         82.06%  40.93%   8.761%    592     78.04%       360        358   2
3/27 ARM                            86    12,393,303.41          7.68   40.61    8.905     588     76.77        360        358   2
30Y FIXED                          110    11,815,181.99          7.32   39.60    9.524     594     69.76        360        358   2
15/30 BALLOON                       28     2,349,093.72          1.45   38.64    9.215     612     76.06        180        178   2
15Y FIXED                           16       972,319.89          0.60   27.06    9.864     608     69.53        180        178   2
6M ARM                               2       678,437.50          0.42   29.99    7.822     613     82.63        360        358   2
20Y FIXED                            8       540,985.26          0.34   34.49    9.551     586     79.97        240        238   2
2/13 ARM                             4       221,503.70          0.14   31.49   10.133     556     75.08        180        178   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


AMORTIZATION

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
AMORTIZATION                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Balloon                             28    $2,349,093.72          1.45%  38.64%  9.215%     612     76.06%       180        178   2
Fully Amortizing                 1,015   159,118,525.67         98.55   40.64   8.837      592     77.30        358        357   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

LIEN

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
LIEN POSITION                 LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1                                1,043  $161,467,619.39        100.00%  40.61%  8.842%     593     77.28%       356        354   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


PREPAYMENT TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
PREPAYMENT TERM               LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
0                                  176   $31,932,393.12         19.78%  40.18%  8.955%     596     74.74%       357        356   2
12                                  16     2,885,626.94          1.79   49.32   8.958      603     73.56        351        349   2
24                                 690   108,679,255.17         67.31   40.77   8.796      590     78.65        360        358   2
36                                 161    17,970,344.16         11.13   39.91   8.899      602     74.09        329        327   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION       LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
California                        119   $32,206,792.29         19.95%   42.88%  8.241%     598     78.77%       360        358   2
New York                           48    15,290,273.59          9.47    40.03   8.380      597     74.86        358        357   1
Florida                           110    12,571,946.28          7.79    37.83   9.237      597     79.77        350        348   2
Massachussetts                     30     9,992,487.54          6.19    44.91   8.758      619     75.97        360        358   2
Michigan                           85     9,407,552.04          5.83    39.46   9.187      588     77.66        347        346   1
New Jersey                         43     9,258,855.86          5.73    41.12   8.862      588     74.00        358        357   2
Texas                              39     6,616,188.17          4.10    47.69   9.027      610     70.85        359        357   2
Pennsylvania                       55     6,600,274.18          4.09    39.60   8.743      586     76.87        357        355   2
Ohio                               80     6,326,180.07          3.92    36.77   9.148      574     74.78        339        337   2
Maryland                           29     6,104,319.84          3.78    41.02   8.900      591     81.59        355        354   2
Virginia                           34     5,984,141.15          3.71    48.81   8.560      602     79.36        356        354   2
Colorado                           27     5,052,499.64          3.13    47.21   8.908      578     75.48        358        356   2
North Carolina                     37     3,704,156.94          2.29    36.60   9.891      579     75.27        358        356   2
Georgia                            31     3,129,482.01          1.94    42.73   9.581      562     77.03        360        358   2
Arizona                            21     2,527,647.23          1.57    36.19   8.977      585     82.24        353        351   2
Illinois                           18     2,421,842.97          1.50    42.33   9.716      597     84.61        360        358   2
Washington                         14     2,409,797.97          1.49    37.60   9.268      567     71.94        360        358   2
Maine                              21     2,176,665.19          1.35    36.96   9.260      586     74.66        360        359   1
Missouri                           17     1,903,013.51          1.18    29.84   9.072      598     82.75        356        355   2
South Carolina                     20     1,881,789.74          1.17    40.07   9.638      579     81.58        344        342   2
New Hampshire                      10     1,804,934.66          1.12    41.83   8.801      598     75.95        360        359   1
Louisiana                          18     1,760,877.82          1.09    39.31   9.078      581     81.40        360        358   2
Indiana                            25     1,588,148.39          0.98    30.67   9.333      581     78.38        325        324   2
Tennessee                          15     1,358,956.08          0.84    39.83   9.864      561     79.42        344        343   2
Oregon                              7     1,182,453.28          0.73    27.32   8.793      585     72.96        360        359   1
Rhode Island                       10     1,152,539.84          0.71    35.43   9.219      593     75.92        352        350   2
Connecticut                         4       951,708.38          0.59    38.29   9.598      584     71.84        360        358   2
Alabama                            14       926,514.20          0.57    33.95   9.389      573     79.98        360        359   1
Minnesota                           7       741,399.89          0.46    46.30   8.427      580     72.03        360        359   1
Kansas                              8       716,135.19          0.44    30.14   8.958      571     84.12        345        343   2
Wisconsin                           9       643,801.36          0.40    21.27   8.717      583     82.01        360        358   2
Nevada                              4       643,343.83          0.40    35.99   9.265      652     85.18        360        358   2
Kentucky                            9       549,946.11          0.34    39.62   9.221      547     78.00        320        319   2
South Dakota                        3       295,320.17          0.18    34.57   9.102      595     78.83        360        358   2
Delaware                            3       284,843.56          0.18     0.00   8.869      567     69.24        360        359   1
Vermont                             3       236,729.44          0.15    45.45   7.944      572     79.80        360        358   2
Mississippi                         3       203,348.34          0.13     7.65   9.182      577     79.90        360        358   2
Oklahoma                            3       202,703.93          0.13     0.00   8.856      586     77.25        360        358   2
Iowa                                2       151,386.26          0.09     0.00  11.013      550     72.92        360        358   2
New Mexico                          2       145,646.40          0.09    33.01   9.900      542     77.19        360        359   1
Montana                             2       116,541.41          0.07    40.31   9.391      512     61.93        360        359   1
Utah                                1        80,876.24          0.05    19.16   9.850      550     90.00        360        358   2
Idaho                               1        62,320.15          0.04     0.00   8.250      530     80.00        360        358   2
Arkansas                            1        50,971.56          0.03     0.00   8.900      612     75.00        360        359   1
Nebraska                            1        50,266.69          0.03     0.00   8.990      552     70.00        180        179   1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,043  $161,467,619.39        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
GROSS MARGIN                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                      1         $52,432.13          0.04%  24.38%   8.200%    524     37.77%       360        358   2
3.501 - 4.000                     11       3,947,786.03          2.71   39.40    6.595     647     60.86        360        359   1
4.001 - 4.500                     27       9,335,570.65          6.40   42.89    7.076     634     71.16        360        358   2
4.501 - 5.000                     86      20,477,016.38         14.05   38.95    7.666     619     73.56        360        359   1
5.001 - 5.500                    124      25,151,357.64         17.25   41.53    8.193     610     76.84        360        358   2
5.501 - 6.000                    161      28,072,965.11         19.26   42.11    8.605     589     81.63        360        358   2
6.001 - 6.500                    147      20,388,684.83         13.98   40.30    9.181     587     81.97        360        358   2
6.501 - 7.000                    102      13,301,344.52          9.12   39.86    9.472     567     81.99        360        358   2
7.001 - 7.500                     54       7,364,294.42          5.05   42.44   10.093     567     82.41        359        357   2
7.501 - 8.000                     96      10,693,059.03          7.33   37.02   10.808     544     79.40        358        356   2
8.001 - 8.500                     39       3,880,180.55          2.66   44.47   10.842     545     77.68        360        358   2
8.501 - 9.000                     24       2,194,358.57          1.51   34.53   11.488     533     68.72        360        358   2
9.001 - 9.500                      6         633,852.69          0.43   41.32   11.769     521     66.40        360        359   1
9.501 - 10.000                     2         222,161.92          0.15    0.00   12.326     517     48.54        360        358   2
10.501 - 11.000                    1          74,974.06          0.05    0.00   14.250     502     60.00        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           881    $145,790,038.53        100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                            W.A.         W.A.
                            CAP          CAP             W.A.         W.A.          W.A.
GROSS MARGIN              INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                3.000%       1.000%          14.200%       8.200%         3.200%
3.501 - 4.000                3.000        1.000           12.595        6.595          3.851
4.001 - 4.500                2.931        1.000           13.076        7.076          4.330
4.501 - 5.000                3.000        1.000           13.666        7.666          4.837
5.001 - 5.500                3.000        1.000           14.193        8.193          5.306
5.501 - 6.000                3.000        1.000           14.633        8.605          5.768
6.001 - 6.500                2.965        1.000           15.215        9.181          6.282
6.501 - 7.000                3.000        1.000           15.472        9.472          6.762
7.001 - 7.500                3.000        1.000           16.093       10.093          7.207
7.501 - 8.000                3.000        1.000           16.808       10.808          7.878
8.001 - 8.500                3.000        1.018           16.879       10.842          8.283
8.501 - 9.000                3.000        1.000           17.488       11.488          8.729
9.001 - 9.500                3.000        1.000           17.769       11.769          9.241
9.501 - 10.000               3.000        1.000           18.326       12.326          9.623
10.501 - 11.000              3.000        1.000           20.250       14.250         10.550
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
INITIAL CAP                   LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                              2        $678,437.50          0.47%  29.99%  7.822%     613     82.63%       360        358   2
3.000                            879     145,111,601.03         99.53   40.87   8.776      592     77.93        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           881    $145,790,038.53        100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                            W.A.         W.A.
                            CAP          CAP             W.A.         W.A.          W.A.
INITIAL CAP               INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
1.000                        1.000%       1.000%          13.822%      7.822%         5.420%
3.000                        3.000        1.000           14.787       8.776          5.940
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
PERIODIC CAP                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                            879    $145,647,195.15         99.90%  40.79%   8.769%    592     77.96%       360        358   2
1.500                              2         142,843.38          0.10   35.99   10.976     540     70.13        360        357   3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           881    $145,790,038.53        100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                            W.A.         W.A.
                            CAP          CAP             W.A.         W.A.          W.A.
PERIODIC CAP              INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
1.000                        2.991%       1.000%          14.779%       8.769%        5.935%
3.000                        3.000        1.500           17.976       10.976         8.500
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
MAXIMUM RATE                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                   10      $3,783,152.68          2.59%  47.92%   6.373%    639     64.98%       360        359   1
12.501 - 13.000                   19       6,141,820.11          4.21   41.74    6.832     632     70.90        360        358   2
13.001 - 13.500                   55      13,529,164.10          9.28   39.39    7.327     616     75.80        360        358   2
13.501 - 14.000                  104      22,013,456.30         15.10   40.72    7.826     604     74.58        360        359   1
14.001 - 14.500                  119      20,758,867.83         14.24   43.92    8.291     608     79.72        360        358   2
14.501 - 15.000                  143      24,420,934.56         16.75   37.53    8.803     597     81.87        360        358   2
15.001 - 15.500                  126      20,053,391.04         13.75   41.57    9.274     591     80.78        360        358   2
15.501 - 16.000                  110      14,654,119.92         10.05   42.58    9.721     562     81.27        360        358   2
16.001 - 16.500                   54       5,881,759.68          4.03   41.50   10.273     548     81.00        355        353   2
16.501 - 17.000                   52       5,644,707.45          3.87   35.86   10.764     553     78.00        360        358   2
17.001 - 17.500                   36       3,815,245.22          2.62   37.22   11.310     535     76.10        360        358   2
17.501 - 18.000                   30       3,018,444.93          2.07   42.42   11.712     530     69.07        360        358   2
18.001 - 18.500                   12       1,095,003.22          0.75   33.76   12.152     540     67.55        360        358   2
18.501 - 19.000                    7         668,725.88          0.46   37.70   12.753     538     62.41        360        358   2
19.001 - 19.500                    2         181,292.17          0.12   42.06   13.331     553     65.00        360        358   2
19.501 - 20.000                    1          54,979.38          0.04    0.00   13.900     512     61.11        360        358   2
20.001 - 20.500                    1          74,974.06          0.05    0.00   14.250     502     60.00        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           881    $145,790,038.53        100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                            W.A.         W.A.
                            CAP          CAP             W.A.         W.A.          W.A.
MAXIMUM RATE              INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500              3.000%       1.000%          12.373%       6.373%         3.978%
12.501 - 13.000              2.895        1.000           12.832        6.832          4.390
13.001 - 13.500              3.000        1.000           13.327        7.327          4.750
13.501 - 14.000              3.000        1.000           13.826        7.826          5.203
14.001 - 14.500              3.000        1.000           14.291        8.291          5.506
14.501 - 15.000              2.971        1.000           14.803        8.803          5.968
15.001 - 15.500              3.000        1.000           15.290        9.274          6.257
15.501 - 16.000              3.000        1.000           15.794        9.721          6.723
16.001 - 16.500              3.000        1.000           16.273       10.273          7.495
16.501 - 17.000              3.000        1.000           16.779       10.764          7.636
17.001 - 17.500              3.000        1.010           17.330       11.310          8.042
17.501 - 18.000              3.000        1.000           17.712       11.712          8.317
18.001 - 18.500              3.000        1.031           18.214       12.152          8.533
18.501 - 19.000              3.000        1.000           18.753       12.753          8.729
19.001 - 19.500              3.000        1.000           19.331       13.331          8.000
19.501 - 20.000              3.000        1.000           19.900       13.900          8.000
20.001 - 20.500              3.000        1.000           20.250       14.250         10.550
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
MINIMUM RATE                  LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                     10      $3,783,152.68          2.59%  47.92%   6.373%    639     64.98%       360        359   1
6.501 - 7.000                     19       6,141,820.11          4.21   41.74    6.832     632     70.90        360        358   2
7.001 - 7.500                     55      13,529,164.10          9.28   39.39    7.327     616     75.80        360        358   2
7.501 - 8.000                    104      22,013,456.30         15.10   40.72    7.826     604     74.58        360        359   1
8.001 - 8.500                    120      21,071,559.91         14.45   44.25    8.290     607     79.68        360        358   2
8.501 - 9.000                    146      25,488,432.27         17.48   38.90    8.802     597     82.02        360        358   2
9.001 - 9.500                    125      19,740,698.96         13.54   41.14    9.291     592     80.84        360        358   2
9.501 - 10.000                   108      13,671,417.47          9.38   40.92    9.794     558     80.92        360        358   2
10.001 - 10.500                   55       5,956,669.50          4.09   41.73   10.276     548     80.93        355        353   2
10.501 - 11.000                   51       5,559,912.19          3.81   36.65   10.780     553     77.98        360        359   1
11.001 - 11.500                   36       3,808,268.96          2.61   36.06   11.330     536     75.92        360        358   2
11.501 - 12.000                   30       3,018,444.93          2.07   42.42   11.712     530     69.07        360        358   2
12.001 - 12.500                   11       1,027,069.66          0.70   34.99   12.195     540     67.73        360        358   2
12.501 - 13.000                    7         668,725.88          0.46   37.70   12.753     538     62.41        360        358   2
13.001 - 13.500                    2         181,292.17          0.12   42.06   13.331     553     65.00        360        358   2
13.501 - 14.000                    1          54,979.38          0.04    0.00   13.900     512     61.11        360        358   2
14.001 - 14.500                    1          74,974.06          0.05    0.00   14.250     502     60.00        360        358   2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           881    $145,790,038.53        100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                            W.A.         W.A.
                            CAP          CAP             W.A.         W.A.          W.A.
MINIMUM RATE              INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                3.000%       1.000%          12.373%       6.373%         3.978%
6.501 - 7.000                2.895        1.000           12.832        6.832          4.390
7.001 - 7.500                3.000        1.000           13.327        7.327          4.750
7.501 - 8.000                3.000        1.000           13.826        7.826          5.203
8.001 - 8.500                3.000        1.000           14.305        8.290          5.519
8.501 - 9.000                2.972        1.000           14.844        8.802          5.971
9.001 - 9.500                3.000        1.000           15.291        9.291          6.255
9.501 - 10.000               3.000        1.000           15.800        9.794          6.775
10.001 - 10.500              3.000        1.006           16.289       10.276          7.507
10.501 - 11.000              3.000        1.000           16.780       10.780          7.655
11.001 - 11.500              3.000        1.009           17.348       11.330          8.042
11.501 - 12.000              3.000        1.000           17.712       11.712          8.317
12.001 - 12.500              3.000        1.000           18.195       12.195          8.535
12.501 - 13.000              3.000        1.000           18.753       12.753          8.729
13.001 - 13.500              3.000        1.000           19.331       13.331          8.000
13.501 - 14.000              3.000        1.000           19.900       13.900          8.000
14.001 - 14.500              3.000        1.000           20.250       14.250         10.550
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF                                        W.A        W.A
                             NUMBER OF    AGGREGATE         LOANS BY             W.A.    W.A.     W.A.     ORIGINAL  REMAINING  W.A.
                             MORTGAGE     PRINCIPAL        PRINCIPAL    W.A.    GROSS    FICO   COMBINED   TERM TO    TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE     LOANS        BALANCE          BALANCE     DTI     COUPON   SCORE    L/TV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
12/1/02                              1     $132,788.17           0.03%   0.00%  10.050%    695     95.00%       360        358    2
1/1/03                               3      377,528.64           0.09    0.00    7.664     606     77.89        360        359    1
6/1/03                               1      139,541.57           0.03    0.00   10.700     599     95.00        360        346   14
2/1/04                               2      354,722.25           0.08   39.89    9.441     534     81.01        360        354    6
3/1/04                              12    2,061,079.99           0.47   41.60    9.145     575     83.17        360        355    5
4/1/04                              75   10,034,740.24           2.29   41.98    9.196     559     83.93        360        356    4
5/1/04                              73   10,110,522.81           2.31   41.66    9.456     573     83.42        360        357    3
6/1/04                           1,747  252,303,861.24          57.65   38.65    8.819     592     80.07        360        358    2
7/1/04                             993  136,744,822.05          31.24   23.83    8.800     594     79.77        359        358    1
3/1/05                               2      287,295.60           0.07   41.13    9.620     584     84.98        360        355    5
4/1/05                               8      841,185.82           0.19   45.69    9.667     547     85.46        360        356    4
5/1/05                               5      720,674.12           0.16   44.68    8.948     598     83.77        360        357    3
6/1/05                             136   16,967,693.13           3.88   38.96    8.858     592     79.58        359        357    2
7/1/05                              52    6,579,017.48           1.50    0.00    8.744     595     77.11        357        356    1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,110  $437,655,473.11        100.00%
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
                             W.A.         W.A.
                             CAP          CAP             W.A.         W.A.          W.A.
NEXT RATE ADJUSTMENT DATE  INITIAL      INTERIM         CEILING       FLOOR         MARGIN
------------------------------------------------------------------------------------------------------------------------------------
12/1/02                      1.000%       1.000%          16.050%      10.050%        5.950%
1/1/03                       1.000        1.000           13.664        7.664         5.093
6/1/03                       3.000        1.000           16.700       10.700         7.900
2/1/04                       3.000        1.000           15.845        9.441         6.253
3/1/04                       3.000        1.059           15.780        9.145         6.214
4/1/04                       3.000        1.000           16.019        9.196         6.347
5/1/04                       3.000        1.034           15.965        9.456         6.473
6/1/04                       3.000        1.000           14.819        8.819         5.957
7/1/04                       3.000        1.000           14.800        8.800         5.932
3/1/05                       3.000        1.000           16.620        9.620         6.187
4/1/05                       3.000        1.000           16.480        9.667         6.582
5/1/05                       3.000        1.000           15.472        8.948         5.997
6/1/05                       3.000        1.000           14.858        8.858         5.961
7/1/05                       3.000        1.000           14.744        8.744         5.828
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%      60%|50%       85%|75%       115%|100%     145%|125%     170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                19.14         4.86          3.44          2.62          2.06          1.59          1.34
First Principal Payment Date     10/25/2002   10/25/2002    10/25/2002    10/25/2002    10/25/2002    10/25/2002    10/25/2002
Last Principal Payment Date      06/25/2032   05/25/2027    01/25/2021    07/25/2016    07/25/2013    06/25/2011    05/25/2005
Payment Windows (mos.)              357           296          220           166            130           105           32
CLASS M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%      60%|50%       85%|75%       115%|100%     145%|125%     170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.51         9.05          6.27          4.92          4.47          5.00          4.55
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005    01/25/2006    04/25/2006    09/25/2006    05/25/2005
Last Principal Payment Date      05/25/2032   12/25/2023    10/25/2017    01/25/2014    07/25/2011    11/25/2009    11/25/2009
Payment Windows (mos.)               87           205           145           97            64            39            55
CLASS M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%      60%|50%       85%|75%       115%|100%     145%|125%     170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.51         9.00          6.24          4.84          4.25          4.15          3.70
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005    12/25/2005    03/25/2006    06/25/2006    02/25/2006
Last Principal Payment Date      04/25/2032   04/25/2022    07/25/2016    12/25/2012    09/25/2010    03/25/2009    01/25/2008
Payment Windows (mos.)               86           185           130           85            55            34            24
CLASS M-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%      60%|50%       85%|75%       115%|100%     145%|125%     170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.51         8.94          6.18          4.78          4.13          3.90          3.43
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005    11/25/2005    12/25/2005    02/25/2006    10/25/2005
Last Principal Payment Date      03/25/2032   07/25/2021    12/25/2015    07/25/2012    05/25/2010    12/25/2008    11/25/2007
Payment Windows (mos.)               85           176           123           81            54            35            26
CLASS M-4 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%      60%|50%       85%|75%       115%|100%     145%|125%     170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.49         8.76          6.05          4.67          3.98          3.66          3.19
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005    10/25/2005    11/25/2005    12/25/2005    08/25/2005
Last Principal Payment Date      02/25/2032   07/25/2019    06/25/2014    06/25/2011    07/25/2009    04/25/2008    04/25/2007
Payment Windows (mos.)               84           152           105           69            45            29            21
CLASS M-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%      60%|50%       85%|75%       115%|100%     145%|125%     170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.43         8.43          5.81          4.48          3.80          3.46          3.02
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005    10/25/2005    10/25/2005    11/25/2005    07/25/2005
Last Principal Payment Date      10/25/2031   12/25/2016    07/25/2012    12/25/2009    05/25/2008    05/25/2007    08/25/2006
Payment Windows (mos.)               80           121            82           51            32            19            14
CLASS M-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                   0%|0%      60%|50%       85%|75%       115%|100%     145%|125%     170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.30         7.94          5.47          4.23          3.59          3.28          2.86
First Principal Payment Date    03/25/2025    12/25/2006    10/25/2005    10/25/2005    10/25/2005    10/25/2005    06/25/2005
Last Principal Payment Date     03/25/2031    07/25/2014    10/25/2010    09/25/2008    06/25/2007    08/25/2006    12/25/2005
Payment Windows (mos.)               73            92            61           36            21            11             7


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        60%|50%       85%|75%       115%|100%     145%|125%    170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                19.09         4.54          3.20           2.44          1.92         1.53          1.34
First Principal Payment Date    10/25/2002    10/25/2002    10/25/2002     10/25/2002    10/25/2002   10/25/2002    10/25/2002
Last Principal Payment Date     05/25/2031    01/25/2015    02/25/2011     12/25/2008    08/25/2007   10/25/2006    05/25/2005
Payment Windows (mos.)              344          148            101            75            59           49            32
CLASS A-2 (TO AUCTION CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        60%|50%       85%|75%       115%|100%     145%|125%    170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                1.98          1.77          1.67           1.57          1.48         1.38          1.29
First Principal Payment Date    10/25/2002    10/25/2002    10/25/2002     10/25/2002    10/25/2002   10/25/2002    10/25/2002
Last Principal Payment Date     09/25/2004    09/25/2004    09/25/2004     09/25/2004    09/25/2004   09/25/2004    09/25/2004
Payment Windows (mos.)              24            24            24             24            24           24            24
CLASS M-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        60%|50%       85%|75%       115%|100%     145%|125%    170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.40         8.29          5.71           4.50          4.15         4.08          3.34
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005     01/25/2006    04/25/2006   09/25/2006    05/25/2005
Last Principal Payment Date      05/25/2031   01/25/2015    02/25/2011     12/25/2008    08/25/2007   10/25/2006    02/25/2006
Payment Windows (mos.)              75            98            65             36            17            2            10
CLASS M-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        60%|50%       85%|75%       115%|100%     145%|125%    170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.40         8.29          5.71           4.45          3.95         3.92          3.41
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005     12/25/2005    03/25/2006   06/25/2006    02/25/2006
Last Principal Payment Date      05/25/2031   01/25/2015    02/25/2011     12/25/2008    08/25/2007   10/25/2006    02/25/2006
Payment Windows (mos.)               75           98            65             37            18            5            1
CLASS M-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        60%|50%       85%|75%       115%|100%     145%|125%    170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.40         8.29          5.71           4.43          3.85         3.69          3.26
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005     11/25/2005    12/25/2005   02/25/2006    10/25/2005
Last Principal Payment Date      05/25/2031   01/25/2015    02/25/2011     12/25/2008    08/25/2007   10/25/2006    02/25/2006
Payment Windows (mos.)               75           98            65             38            21            9            5
CLASS M-4 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        60%|50%       85%|75%       115%|100%     145%|125%    170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.40         8.29          5.71           4.41          3.78         3.51          3.08
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005     10/25/2005    11/25/2005   12/25/2005    08/25/2005
Last Principal Payment Date      05/25/2031   01/25/2015    02/25/2011     12/25/2008    08/25/2007   10/25/2006    02/25/2006
Payment Windows (mos.)               75           98            65             39            22           11            7
CLASS M-5 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        60%|50%       85%|75%       115%|100%     145%|125%    170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.40         8.28          5.70           4.39          3.74         3.42          2.98
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005     10/25/2005    10/25/2005   11/25/2005    07/25/2005
Last Principal Payment Date      05/25/2031   01/25/2015    02/25/2011     12/25/2008    08/25/2007   10/25/2006    02/25/2006
Payment Windows (mos.)               75           98            65             39            23           12            8


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

[TABLE CONTINUED]

CLASS M-6 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        60%|50%       85%|75%       115%|100%     145%|125%    170%|150%     200%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                26.30         7.94          5.47           4.23          3.59         3.28          2.86
First Principal Payment Date     03/25/2025   12/25/2006    10/25/2005     10/25/2005    10/25/2005   10/25/2005    06/25/2005
Last Principal Payment Date      03/25/2031   07/25/2014    10/25/2010     09/25/2008    06/25/2007   08/25/2006    12/25/2005
Payment Windows (mos.)               73           92            61             36            21           11            7


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                  BOND SUMMARY

CLASS AIO (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FIX:                                 0 PPC        115 PPC      170 PPC      200 PPC      61 CPR        62 CPR      64 CPR
ARM:                                 0 PPC        100 PPC      150 PPC      175 PPC      61 CPR        62 CPR      64 CPR
------------------------------------------------------------------------------------------------------------------------------------
Yield at price of 9.91               4.596         4.596        4.596        4.596        4.596         2.783      -1.168
Yield at price of 9.92               4.501         4.501        4.501        4.501        4.501         2.687      -1.265
Yield at price of 9.93               4.407         4.407        4.407        4.407        4.407         2.592      -1.363
Yield at price of 9.94               4.312         4.312        4.312        4.312        4.312         2.496      -1.460
Yield at price of 9.95               4.218         4.218        4.218        4.218        4.218         2.401      -1.557
------------------------------------------------------------------------------------------------------------------------------------
Average life (yrs.)                   2.50          2.50         2.50         2.50         2.50          2.41        2.25
Modified duration @ 9.93              1.02          1.02         1.02         1.02         1.02          1.01        0.99


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

          EFFECTIVE NET WAC RATE RELATED TO THE CLASS A-1 CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
                               NET WAC   NET WAC                                   NET WAC     NET WAC
   PERIOD       PAY DATE       RATE (1)  RATE (2)      PERIOD        PAY DATE      RATE (1)    RATE (2)
------------------------------------------------------------------------------------------------------------------------------------
      1         10/25/02        7.98       9.83          39          12/25/05        8.32       12.52
      2         11/25/02        7.46       9.31          40           1/25/06        8.05       12.92
      3         12/25/02        7.70       9.55          41           2/25/06        8.05       12.91
      4          1/25/03        7.45       9.30          42           3/25/06        8.91       14.29
      5          2/25/03        7.44       9.29          43           4/25/06        8.05       12.89
      6          3/25/03        8.23      10.08          44           5/25/06        8.32       13.32
      7          4/25/03        7.43       9.27          45           6/25/06        8.05       12.88
      8          5/25/03        7.66       9.51          46           7/25/06        8.32       13.37
      9          6/25/03        7.41       9.25          47           8/25/06        8.05       12.93
     10          7/25/03        7.64       9.48          48           9/25/06        8.05       12.92
     11          8/25/03        7.55       9.39          49          10/25/06        8.32       13.34
     12          9/25/03        7.54       9.37          50          11/25/06        8.05       12.90
     13         10/25/03        7.78       9.61          51          12/25/06        8.32       13.31
     14         11/25/03        7.51       9.35          52           1/25/07        8.05       12.92
     15         12/25/03        7.75       9.58          53           2/25/07        8.05       12.91
     16          1/25/04        7.48       9.31          54           3/25/07        8.91       14.28
     17          2/25/04        7.47       9.29          55           4/25/07        8.05       12.89
     18          3/25/04        7.97       9.79          56           5/25/07        8.32       13.31
     19          4/25/04        7.43       9.25          57           6/25/07        8.05       12.87
     20          5/25/04        7.66       9.49          58           7/25/07        8.32       13.29
     21          6/25/04        7.68       9.53          59           8/25/07        8.05       12.85
     22          7/25/04        7.93       12.22         60           9/25/07        8.05       12.84
     23          8/25/04        7.66       10.07         61          10/25/07        8.32       13.25
     24          9/25/04        7.64       10.05         62          11/25/07        8.05       12.81
     25         10/25/04        7.88       10.37         63          12/25/07        8.32       13.23
     26         11/25/04        7.61       10.02         64           1/25/08        8.05       12.79
     27         12/25/04        7.85       10.34         65           2/25/08        8.05       12.78
     28          1/25/05        7.58       10.77         66           3/25/08        8.60       13.65
     29          2/25/05        7.57       10.75         67           4/25/08        8.05       12.75
     30          3/25/05        8.36       11.88         68           5/25/08        8.32       13.17
     31          4/25/05        8.05       11.22         69           6/25/08        8.05       12.73
     32          5/25/05        8.32       11.59         70           7/25/08        8.32       13.14
     33          6/25/05        8.05       11.22         71           8/25/08        8.05       12.70
     34          7/25/05        8.32       12.54         72           9/25/08        8.05       12.69
     35          8/25/05        8.05       12.13         73          10/25/08        8.32       13.10
     36          9/25/05        8.05       12.13         74          11/25/08        8.05       12.67
     37         10/25/05        8.32       12.52         75          12/25/08        8.32       13.08
     38         11/25/05        8.05       12.11         76           1/25/09         n/a       12.64
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.82, 6-month LIBOR at 1.83125, and is run at the pricing speed to call.
(2) Assumes 1-month LIBOT at 20.0, 6-month LIBOR at 20.0, and is run at the pricing speed to call, and includes proceeds from the Group I Yield Maintenance Amount.
(3) Assumes Actual/360 day count.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

               NET WAC RATE RELATED TO THE CLASS A-2 CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
                               NET WAC   NET WAC                                   NET WAC     NET WAC
   PERIOD       PAY DATE       RATE (1)  RATE (2)      PERIOD        PAY DATE      RATE (1)    RATE (2)
------------------------------------------------------------------------------------------------------------------------------------
      1         10/25/02        7.98       7.98          39          12/25/05        8.34       12.58
      2         11/25/02        7.46       7.46          40           1/25/06        8.07       12.98
      3         12/25/02        7.71       7.71          41           2/25/06        8.07       13.00
      4          1/25/03        7.45       7.46          42           3/25/06        8.94       14.39
      5          2/25/03        7.44       7.45          43           4/25/06        8.07       12.99
      6          3/25/03        8.23       8.24          44           5/25/06        8.35       13.42
      7          4/25/03        7.43       7.43          45           6/25/06        8.08       12.98
      8          5/25/03        7.67       7.67          46           7/25/06        8.35       13.48
      9          6/25/03        7.41       7.41          47           8/25/06        8.08       13.03
     10          7/25/03        7.64       7.65          48           9/25/06        8.08       13.03
     11          8/25/03        7.55       7.56          49          10/25/06        8.35       13.45
     12          9/25/03        7.54       7.55          50          11/25/06        8.08       13.01
     13         10/25/03        7.78       7.79          51          12/25/06        8.35       13.44
     14         11/25/03        7.51       7.52          52           1/25/07        8.09       13.06
     15         12/25/03        7.75       7.76          53           2/25/07        8.09       13.05
     16          1/25/04        7.49       7.50          54           3/25/07        8.96       14.44
     17          2/25/04        7.47       7.48          55           4/25/07        8.09       13.04
     18          3/25/04        7.97       7.98          56           5/25/07        8.36       13.46
     19          4/25/04        7.44       7.45          57           6/25/07        8.09       13.02
     20          5/25/04        7.66       7.68          58           7/25/07        8.36       13.45
     21          6/25/04        7.69       7.70          59           8/25/07        8.10       13.01
     22          7/25/04        7.93      10.31          60           9/25/07        8.10       13.00
     23          8/25/04        7.66      10.05          61          10/25/07        8.37       13.42
     24          9/25/04        7.65      10.04          62          11/25/07        8.10       12.98
     25         10/25/04        7.89      10.36          63          12/25/07        8.37       13.40
     26         11/25/04        7.62      10.00          64           1/25/08        8.10       12.96
     27         12/25/04        7.86      10.32          65           2/25/08        8.10       12.95
     28          1/25/05        7.59      10.73          66           3/25/08        8.66       13.83
     29          2/25/05        7.58      10.74          67           4/25/08        8.11       12.93
     30          3/25/05        8.37      11.87          68           5/25/08        8.38       13.35
     31          4/25/05        8.06      11.22          69           6/25/08        8.11       12.91
     32          5/25/05        8.33      11.59          70           7/25/08        8.38       13.33
     33          6/25/05        8.06      11.21          71           8/25/08        8.11       12.89
     34          7/25/05        8.33      12.58          72           9/25/08        8.11       12.88
     35          8/25/05        8.07      12.20          73          10/25/08        8.39       13.30
     36          9/25/05        8.07      12.19          74          11/25/08        8.12       12.86
     37         10/25/05        8.34      12.59          75          12/25/08        8.39       13.28
     38         11/25/05        8.07      12.18          76           1/25/09         n/a       12.84
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.82, 6-month LIBOR at 1.83125, and is run at the pricing speed to call.
(2) Assumes 1-month LIBOT at 20.0, 6-month LIBOR at 20.0, and is run at the pricing speed to call, and includes proceeds from the Group I Yield Maintenance Amount.
(3) Assumes Actual/360 day count.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION               [BANC OF AMERICA SECURITIES LOGO]
ASSET-BACKED CERTIFICATES, SERIES 2002-OPT1
$645,119,000 (APPROXIMATE)
--------------------------------------------------------------------------------

               EFFECTIVE NET WAC RATE FOR MEZZANINE CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
                               NET WAC   NET WAC                                   NET WAC     NET WAC
   PERIOD       PAY DATE       RATE (1)  RATE (2)      PERIOD        PAY DATE      RATE (1)    RATE (2)
------------------------------------------------------------------------------------------------------------------------------------
      1         10/25/02        7.98       9.38          39          12/25/05        8.32       12.53
      2         11/25/02        7.46       8.86          40           1/25/06        8.05       12.93
      3         12/25/02        7.71       9.10          41           2/25/06        8.05       12.93
      4          1/25/03        7.45       8.84          42           3/25/06        8.92       14.31
      5          2/25/03        7.44       8.84          43           4/25/06        8.05       12.92
      6          3/25/03        8.23       9.62          44           5/25/06        8.32       13.34
      7          4/25/03        7.43       8.82          45           6/25/06        8.05       12.90
      8          5/25/03        7.66       9.05          46           7/25/06        8.32       13.39
      9          6/25/03        7.41       8.79          47           8/25/06        8.06       12.95
     10          7/25/03        7.64       9.03          48           9/25/06        8.06       12.94
     11          8/25/03        7.55       8.94          49          10/25/06        8.32       13.36
     12          9/25/03        7.54       8.92          50          11/25/06        8.06       12.92
     13         10/25/03        7.78       9.16          51          12/25/06        8.33       13.34
     14         11/25/03        7.51       8.90          52           1/25/07        8.06       12.96
     15         12/25/03        7.75       9.13          53           2/25/07        8.06       12.95
     16          1/25/04        7.49       8.87          54           3/25/07        8.92       14.32
     17          2/25/04        7.47       8.85          55           4/25/07        8.06       12.93
     18          3/25/04        7.97       9.34          56           5/25/07        8.33       13.35
     19          4/25/04        7.43       8.81          57           6/25/07        8.06       12.90
     20          5/25/04        7.66       9.04          58           7/25/07        8.33       13.33
     21          6/25/04        7.68       9.08          59           8/25/07        8.06       12.89
     22          7/25/04        7.93      11.75          60           9/25/07        8.06       12.87
     23          8/25/04        7.66      10.07          61          10/25/07        8.33       13.29
     24          9/25/04        7.64      10.05          62          11/25/07        8.06       12.85
     25         10/25/04        7.88      10.37          63          12/25/07        8.33       13.27
     26         11/25/04        7.62      10.02          64           1/25/08        8.06       12.83
     27         12/25/04        7.85      10.33          65           2/25/08        8.06       12.82
     28          1/25/05        7.59      10.76          66           3/25/08        8.62       13.69
     29          2/25/05        7.57      10.75          67           4/25/08        8.06       12.80
     30          3/25/05        8.36      11.88          68           5/25/08        8.33       13.21
     31          4/25/05        8.05      11.22          69           6/25/08        8.06       12.77
     32          5/25/05        8.32      11.59          70           7/25/08        8.33       13.19
     33          6/25/05        8.05      11.22          71           8/25/08        8.06       12.75
     34          7/25/05        8.32      12.55          72           9/25/08        8.06       12.74
     35          8/25/05        8.05      12.15          73          10/25/08        8.33       13.15
     36          9/25/05        8.05      12.14          74          11/25/08        8.07       12.71
     37         10/25/05        8.32      12.54          75          12/25/08        8.33       13.13
     38         11/25/05        8.05      12.13          76           1/25/09         n/a       12.69
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.82, 6-month LIBOR at 1.83125, and is run at the pricing speed to call.
(2) Assumes 1-month LIBOT at 20.0, 6-month LIBOR at 20.0, and is run at the pricing speed to call, and includes proceeds from the Group I Yield Maintenance Amount.
(3) Assumes Actual/360 day count.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.